UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                               RSI SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                                 SPECIAL MEETING


                                RSI SYSTEMS, INC.
                              5593 West 78th Street
                             Edina, Minnesota 55439

         TO THE SHAREHOLDERS OF RSI SYSTEMS, INC.:


                  You are cordially invited to attend our Special Meeting of Shareholders to be held on [May __, 2001, at 3:30 p.m. local time, at the Company's headquarters in Edina, Minnesota.

                  The formal Notice of Meeting, Proxy Statement and form of proxy are enclosed.

                  Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.

                                        Very truly yours,



                                        Richard F. Craven
                                        Chairman of the Board

         April __, 2001






                          PLEASE SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY
                         TO SAVE THE COMPANY THE EXPENSE
                           OF ADDITIONAL SOLICITATION.

                                PRELIMINARY COPY
                                RSI SYSTEMS, INC.
                              5593 West 78th Street
                             Edina, Minnesota 55439


                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD [____________], 2001

                           --------------------------



TO THE SHAREHOLDERS OF RSI SYSTEMS, INC.:

         Notice is hereby given that a Special Meeting of Shareholders of RSI Systems, Inc. ("the Company" or "RSI") will be held on [May __], 2001 at 3:30 p.m. local time, at the Company's headquarters, 5593 West 78th Street Edina, Minnesota 55439, for the following purposes:

         1. To adopt and approve the Agreement and Plan of Merger ("Agreement") by and between the Company and Viseon, Inc., a Nevada corporation ("Viseon"), dated April 9, 2001, pursuant to which the Company will be merged with and into Viseon;

         2. To approve the transactions contemplated under the Stock Purchase Agreement, dated as of February 23, 2001, between the Company and Digital Investors, L.L.C.

         The close of business on April 6, 2001 has been fixed as the record date for the determination of shareholders that are entitled to vote at the meeting or any adjournments thereof.

                                        By Order of the Board of Directors,


                                        Richard F. Craven
                                        CHAIRMAN OF THE BOARD

April __, 2001




--------------------------------------------------------------------------------
         YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. NO ADMISSION TICKET OR OTHER CREDENTIALS WILL BE NECESSARY. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY CARD IN THE REPLY ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                                PRELIMINARY COPY

                                RSI SYSTEMS, INC.
                              5593 West 78th Street
                             Edina, Minnesota 55439

                             ----------------------

                                   PRELIMINARY
                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY __, 2001

                           --------------------------

                               GENERAL INFORMATION

         This Proxy Statement is being furnished to the shareholders of RSI Systems, Inc., a Minnesota corporation (the "Company" or "RSI"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a special meeting of shareholders of the Company (the "Special Meeting"). At the Special Meeting, shareholders of RSI will be asked to consider and vote upon proposals to (1) adopt and approve an Agreement and Plan of Merger with Viseon in order to reincorporate the Company as a Nevada Corporation, and (2) approve the transactions contemplated under the Stock Purchase Agreement, dated as of February 23, 2001, between the Company and Digital Investors, L.L.C., a Nevada limited liability company ("Digital" or "Investor") (the "Stock Purchase Agreement"), pursuant to which the Company sold to Digital 1,400,000 shares of newly issued common stock, $.01 par value, of the Company ("Common Stock") for $490,000 in cash, and pursuant to which the Company proposes to sell to Digital an additional 3,100,000 shares of Common Stock for $1,085,000 in cash (collectively the "Transaction"). If the Transaction is consummated, Digital will own approximately 32.2% of the outstanding Common Stock of RSI.

         It is anticipated that this Proxy Statement will be first mailed to shareholders of the Company on or about April ___, 2001.

         THIS PROXY STATEMENT AND OTHER STATEMENTS ISSUED OR MADE FROM TIME TO TIME BY THE COMPANY OR ITS REPRESENTATIVES CONTAIN STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, 15 U.S.C.A. SECTIONS 77Z-2 AND 78U-5. THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY AND MEMBERS OF ITS MANAGEMENT TEAM, AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED. PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND MAY INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS.

                               RSI SPECIAL MEETING

TIME, DATE, PLACE AND PURPOSE

         The Special Meeting of Shareholders (the "Special Meeting") of RSI Systems, Inc. ("RSI" or "the Company") will be held on May __, 2001, at 3:30 p.m., local time, at the Company's headquarters in Edina, Minnesota, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders.

RECORD DATE AND SHARES ENTITLED TO VOTE

         The Board of Directors has fixed April 6, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

         Only holders of Common Stock of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, the Company had 10,882,266 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Special Meeting. The presence at the Special Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required for a quorum for the transaction of business at the Special Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (I.E., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

VOTE REQUIRED

         All proposals that may come before the Special Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote, either in person or by proxy, on that matter. Shares represented by a proxy card voted as abstaining on any of the proposals (including broker non-votes) will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.

SOLICITATION AND REVOCATION OF PROXIES

         A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of Common Stock.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the Special Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Special Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders.

         The Company has retained Wells Fargo Shareowner Services, Minneapolis, Minnesota, to aid in the mailing, tabulation and solicitation of proxies. It is estimated that the cost of these services will be approximately $5,000, plus reimbursement for the out-of-pocket expenses.

DISSENTERS RIGHTS

Under the Minnesota Business Corporation Act, RSI shareholders are entitled to dissent from the proposed merger and obtain "fair value" plus interest for their shares by asserting their dissenters' rights.

For purposes of dissenters' rights, "fair value" means the value of the shares immediately before the effective time of the merger, and "interest" means interest commencing five days after the effective time of the merger up to and including the date of payment at the rate provided by Minnesota law for interest on verdicts and judgments.

The following is a summary of your dissenters' rights under the Minnesota Business Corporation Act. Because it is a summary, it does not include all of the information that you will need to exercise properly your dissenters' rights. You should read the dissenters' rights provisions in Sections 302A.471 and 302A.473, the full texts of which are attached to this proxy statement as Exhibit B, carefully and in their entirety because they, and not this summary description, define your rights to dissent.

If you choose either to assert your dissenters' rights or preserve your right to dissent, you should carefully review the requirements under Sections 302A.471 and 302A.473 and consult with an attorney.

If your shares are held of record in the name of another person, such as a bank, broker or other nominee, you must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner in order to perfect whatever dissenters' rights you may have.

A DISSENTING SHAREHOLDER MUST PERFECT DISSENTERS' RIGHTS

If you elect to exercise your dissenters' rights, to "perfect" them, you must:
* provide us with written notice of your intention to demand payment of the fair value of your shares before May ___, 2001, the date of the special meeting;
*  not vote your shares in favor of the merger; and
* assert your dissenters' rights as to all of your shares (except where certain shares are beneficially owned by another person but registered under your name).

The written notice must reasonably inform us of your identity and your intention to exercise your dissenters' rights. All written notices should be: |X| addressed to:
*  RSI Systems, Inc.
   Attn: James Hanzlik
   5593 West 78th Street
   Edina, MN 55439
*  filed before May ___, 2001, the date of the special meeting; and
*  executed by, or sent with the written consent of, the holder of record.

A failure to vote will not constitute a waiver of your dissenters' rights, but a vote in favor of the merger by proxy or in person will constitute a waiver of your dissenters' rights and will override any previously filed written notice of intent to demand payment. A signed proxy returned with no indication of how it should be voted (or an abstention) will be a vote for the merger and will therefore constitute a waiver of your dissenters' rights.

If you fail to comply with these conditions, you will have no dissenters' rights with respect to your shares.

WE MUST PROVIDE DISSENTING SHAREHOLDERS WITH WRITTEN NOTICE

If you have properly asserted your dissenters' rights, we must give you a written notice that must contain the following:

* the address where your demand for payment and stock certificates must be sent;
*  the date when your demand and stock certificates must be received;
* any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;
* a form to be used to (1) certify the date on which you, or the beneficial owner on whose behalf you dissent, acquired the shares or an interest in them and (2) demand payment; and
* a copy of Section 302A.471 and 302A.473 and a brief description of the procedures to be followed under these sections.

DISSENTING SHAREHOLDERS MUST DEMAND PAYMENT AND RETURN SHARES

Within 30 days after the written notice described above is given, you must demand payment and deposit your stock certificate with the surviving corporation (or comply with any restrictions on uncertificated shares), or you will irrevocably forfeit your dissenters' rights. You will retain all rights as a shareholder until the effective time of the merger.

WE MUST SEND DISSENTING SHAREHOLDERS FAIR VALUE AND OTHER INFORMATION

If you make a demand for payment and deposit your stock certificates, then we will send you an amount which we estimate to be the fair value of your shares, plus interest. The payment for fair value must be accompanied by the following:

* our closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective time of the merger;
*  our latest available interim financial statements;
*  an estimate of the fair value of your shares;
* a brief description of the method used to arrive at the estimate of the fair value;
* a brief description of the procedures to be followed if you wish to demand supplemental payment; and
*  copies of Sections 302A.471 and 302A.473.

If, however, the merger is not completed or we dispute your right to dissent, we will not send you the fair value of your shares or the additional information listed above.

A DISSENTING SHAREHOLDER MAY DEMAND SUPPLEMENTAL PAYMENT

If you believe the amount of the payment you receive from us is less than the fair value of your shares, plus interest, you must give written notice to us of your own estimate of the fair value of your shares, plus interest, within 30 days after the date we sent you our fair value estimate and payment. Your written notice must also demand payment for the difference.

If you fail to give written notice of your estimate to us and demand payment for the difference within the 30-day time period, you will be entitled only to the amount we estimated as fair value and previously paid to you.

You should be aware that our estimate of fair value might be less than the quoted market price of the securities.

A COURT WILL SETTLE FAIR VALUE DISPUTES

If we cannot agree within 60 days after we receive your estimate of the fair value of your shares, then we will file an action in a court of competent jurisdiction in Hennepin County, Minnesota, asking the court to determine the fair value of your shares, plus interest. If your demand is not settled within the applicable 60 day settlement period, you will be made a party to this proceeding.

After notice to you, the court will determine the fair value of your shares. The court may appoint one or more persons as appraisers to receive evidence and make recommendations to the court. You will be entitled to discovery on the same basis as any other party to a civil action. The court will determine the fair value of your shares by taking into account any and all factors the court finds relevant. The court will compute the fair value by utilizing any method or methods it deems appropriate.

The fair value of your shares, as determined by the court, will be binding on you. If the court determines that the fair value of your shares is in excess of our estimate of the fair value of the shares, then the court will enter a judgment in your favor in an amount by which the value determined by the court exceeds our estimate of the fair value, plus interest.

WE MAY WITHHOLD THE PAYMENT OF FAIR VALUE UNDER CERTAIN CIRCUMSTANCES

If you were not a shareholder or are not dissenting on behalf of a person who was a beneficial owner of RSI shares on April 6, 2001, we may withhold the payment of the estimated fair value, plus interest, for your or such person's shares. In order to withhold your payment, we must provide you with the following:

* the notice and all other materials that were sent after shareholder approval of the merger to all shareholders who have properly exercised dissenters' rights;
*  a statement of our reason for withholding the payment; and
*  an offer to pay you an amount in full.

If you decline this offer, you may demand payment by following the same procedures described for demand of supplemental payment by shareholders who owned their shares as of April 6, 2001.

If you did not own shares on April 6, 2001 and fail to properly demand payment, you will be entitled only to the amount offered by us.

The rules and procedures for supplemental payment applicable to a dissenting shareholder who owned shares on April 6, 2001 will also apply to any shareholder properly giving a demand but who did not own shares of record or beneficially on April 6, 2001. However, any such shareholder is not entitled to receive any payment from us until the fair value of the shares, plus interest, has been determined pursuant to the rules and procedures for supplemental payment.

Cash received pursuant to the exercise of your dissenters' rights will be subject to income tax.

IF YOU CONSIDER SEEKING APPRAISAL YOU SHOULD REALIZE THAT THE FAIR VALUE OF YOUR SHARES, AS DETERMINED BY THE COMPANY OR THE COURT, RESPECTIVELY, COULD BE MORE THAN, THE SAME AS, OR LESS THAN THE AMOUNT OF VALUE OF THE SHARES FOLLOWING CONSUMMATION OF THE MERGER.

If you fail to comply fully with the statutory procedure summarized above, you will forfeit your right to dissent and will receive the merger consideration for your shares.

PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of April 6, 2001 regarding the number of shares of the Company's Common Stock beneficially owned by: (i) each director of the Company; (ii) the Chief Executive Officer and other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 during the fiscal year ending June 30, 2000 (the Named Executive Officers); (iii) each shareholder who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and
(iv) all current executive officers and directors as a group. Unless otherwise indicated, each person has sole voting and dispositive power over such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such group or person. The address for all directors and officers of the Company is 5593 West 78th Street, Edina, MN 55439.

                                                   NUMBER OF SHARES
NAME                                              BENEFICIALLY OWNED    OWNED PERCENTAGE
----                                              ------------------    ----------------
John C. Harris                                               0                    *
Richard F. Craven                                    2,646,957 (1)            24.2%
Byron G. Shaffer                                       485,250 (2)             4.4%
S. Albert Hanser                                       123,250 (3)             1.1%
Marti D. Miller                                        122,667 (4)             1.1%
James D. Hanzlik                                       102,667 (5)                *

All Current Executive Officers and
Directors as a Group (6 persons)                     3,480,791 (6)            30.9%

Donald C. Lies                                         315,000 (7)             2.8%

Eugene W. Courtney                                     175,000                 1.6%

Digital Investors, L.L.C.                            1,400,000                12.9%
2620 S. Maryland Parkway, #309
Las Vegas, NV 89109

Alan C. Phillips and Delores V. Phillips Rev. Trust    823,478 (8)             7.6%
P.O. Box 246
Anoka, MN 55303

--------------------------------------------------------------------------------
*        Indicates ownership of less than 1%.

(1) Includes (i) 58,750 shares which may be acquired within 60 days upon the exercise of stock options and warrants and (ii) 30,000 shares owned by two of Mr. Craven's children. Richard Craven has disclaimed beneficial ownership of shares beneficially owned by his son, Greg Craven, and therefore Greg Craven's shares are excluded.

(2) Includes 78,750 shares which may be acquired within 60 days upon the exercise of stock options and warrants.

(3) Includes 26,250 shares which may be acquired within 60 days upon the exercise of stock options.

(4) Includes 122,667 shares which may be acquired within 60 days upon the exercise of stock options.

(5) Includes 102,667 shares which may be acquired within 60 days upon the exercise of stock options.

(6) Includes 389,084 shares which may be acquired within 60 days upon the exercise of stock options and warrants.

(7) Includes 315,000 shares which may be acquired within 60 days upon the exercise of stock options.

(8) This Trust is affiliated with Altron, Inc., the Company's third party manufacturer.

                                   PROPOSAL 1.

                          AGREEMENT AND PLAN OF MERGER

         With written action dated as of April 9, 2001, the Board adopted the Plan of Merger attached as Exhibit A to this proxy statement. The purpose of the merger is to reincorporate the Company as a Nevada corporation. The Board of Directors believes that tax and corporation laws in Nevada provide a more favorable climate in which to conduct the Company's business.

      * Viseon was incorporated on April 5, 2001 as a 100% subsidiary of the Company; it was formed solely for the purpose of the Company's reincorporation as a Nevada corporation. Viseon has not conducted any business.
      * Viseon will be the surviving corporation of the merger and will continue to operate the Company's business.
      * RSI shareholders will receive one share of common stock of Viseon for each share of RSI Common Stock they own.

         Viseon's principal place of business is the Company's headquarters at 5593 West 78th Street, Edina, Minnesota 55439, phone number: 952-896-3020. The name and address of Viseon's registered agent in Nevada is Albert B. Greco, Jr., 2620 South Maryland Parkway, #309 Las Vegas, NV 89109-1673.

         The merger between the Company and Viseon is a reincorporation merger. Therefore, pursuant to Rule 145(a)(2), the Viseon shares issued to RSI shareholders are exempt from registration under the Securities Act of 1933. No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the merger.

         Viseon's Articles of Incorporation are substantially identical with the Articles of Incorporation of RSI; see Plan of Merger, attached as Exhibit A to this proxy statement. However, the Company's Articles of Incorporation presently authorize the issuance of a total of 15,000,000 shares of Common Stock, par value $.01 per share and 5,000,000 undesignated shares; with resolutions dated December 20, 1999 and February 22, 2001, the Company's Board of Directors designated all of the undesignated shares as shares of Common Stock. Of the 15,000,000 presently authorized shares of Common Stock, [10,882,266] shares were issued and outstanding as of April 6, 2001. In addition, in connection with the Stock Purchase Agreement (as described in Proposal 2) and the other related agreements described below, an aggregate of 4,600,000 shares of Common Stock have been reserved for issuance as of April 6, 2001, as summarized in the table below:

----------------------------------------------------------------------------------------------------------
           SHARES OF COMMON STOCK RESERVED FOR:               NUMBER OF SHARES OF COMMON STOCK RESERVED:
----------------------------------------------------------------------------------------------------------
1. Performance Warrants Granted Pursuant to Marketing                         1,000,000
   Agreement
----------------------------------------------------------------------------------------------------------
2. Warrants Granted Pursuant to the Management and                               50,000
   Consulting Agreement
----------------------------------------------------------------------------------------------------------
3. Performance Warrants Granted Pursuant to the                                 450,000
   Management and Consulting Agreement
----------------------------------------------------------------------------------------------------------
4. Sale to Digital Investors, L.L.C. Pursuant to Stock                        3,100,000
   Purchase Agreement
----------------------------------------------------------------------------------------------------------

         The number of shares of Common Stock issuable to Digital in the Second Tranche of the proposed Transaction (as hereinafter defined) and other parties would exceed the remaining number of authorized and unissued shares of Common Stock. Accordingly, the Articles of Incorporation of Viseon authorize the issuance of 50,000,000 shares of Common Stock. None of the shares of Common Stock will have preemptive rights attached to them.

         The Board of Directors recommends a vote FOR the proposed Agreement and Plan of Merger. An affirmative vote by holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve Proposal 1.

                                   PROPOSAL 2.

                         THE STOCK PURCHASE TRANSACTION

         The following summary of the Transaction is qualified in its entirety by reference to the provisions of the Stock Purchase Agreement attached as Exhibit C hereto (including the forms of Shareholder Voting Agreement, Marketing Agreement, Management and Consulting Agreement and the other related agreements attached as Exhibits to this Proxy Statement), and the fairness opinion of Miller Johnson Steichen Kinnard, Inc. ("MJSK"), attached as Exhibit D hereto, each of which is incorporated by reference herein.

GENERAL DESCRIPTION OF THE TRANSACTION

         Pursuant to the Stock Purchase Agreement between the Company and Digital, the Company will sell a total of 4,500,000 shares of newly issued Common Stock to Digital for $1,575,000 in cash ($0.35 per share). Under the terms of the Stock Purchase Agreement, the Company sold 1,400,000 shares of newly issued Common Stock to Digital for $490,000 in cash on February 23, 2001 (the "First Tranche"). The Company will sell an additional 3,100,000 shares of newly issued Common Stock to Digital for $1,085,000 in cash (the "Second Tranche"). Consummation of the Second Tranche is conditioned on the approval by shareholders of (i) the increase in the Company's authorized shares of Common Stock under Proposal 1, and (ii) the terms of the proposed sale to Digital. The consummation of the Second Tranche is also subject to the filing by the Company of a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") covering the shares of Common Stock sold to Digital in the First Tranche as well as the shares of Common Stock to be sold to Digital in the Second Tranche. The Stock Purchase Agreement also requires that three individuals nominated by Digital be appointed to the Company's Board of Directors immediately following the closing of the Second Tranche. If the Second Tranche of the Transaction is consummated, Digital's beneficial ownership of Common Stock will increase from 12.9% as of April 6, 2001 to 32.2%, and Digital will become the largest shareholder of the Company.

         In the event that the Registration Statement is not declared effective by the SEC by 5 P.M. CST on June 30, 2001, Digital could require the Company to purchase from Digital for $560,000 in cash all 1,400,000 shares of Common Stock the Company sold to Digital in the First Tranche. If, however, the Company has exercised all reasonable efforts to effect the Registration Statement and the failure of the Registration Statement to have become effective by June 30, 2001 is due to circumstances beyond the Company's control, then Digital could require the Company to effect such repurchase only after August 31, 2001. If the Registration Statement is not declared effective on or before August 31, 2001, Digital may, at its option, close on the Second Tranche by purchasing from the Company the additional 3,100,000 shares of Common Stock.

         The Company's Board of Directors has received an opinion (the "Fairness Opinion") from Miller Johnson Steichen Kinnard, Inc. ("MJSK"), financial advisor to the Company with respect to the Transaction, that the consideration received by the Company in the First Tranche and to be received by the Company in the Second Tranche is fair from a financial point of view.

         In conjunction with the Purchase Agreement, the Company also entered into the Marketing Agreement and the Management and Consulting Agreement with two companies that are affiliated with each other; RSI Marketing LLC ("RSIM") and Active Management LLC ("AM"). Under those two agreements, RSIM and AM will be responsible, respectively, for all promotion and sales of the Company's products in North America and the recruitment of qualified personnel to operate the business of the Company.

         The Company's Board of Directors recommends a vote FOR the Transaction by the Company's shareholders.

BACKGROUND TO THE TRANSACTION

         The Company received an unsolicited letter from RSIM in September 2000 inquiring as to whether the Company would be interested in exploring a business alliance or strategic partnering in the areas of sales and marketing. RSIM and its affiliates conducted business in the video conferencing industry. A representative of

RSIM met with officers and Directors of the Company during the last week of October 2000. Discussions focused on potential strategic partnering or joint sales and marketing.

         During the last week of November 2000, officers and directors of the Company again met with officers of RSIM to further discuss a potential strategic relationship. As a result of those discussions, the focus of the discussions widened from a sales and marketing partnership to include the Company's financing needs. RSIM expressed interest in assisting the Company with its efforts to secure new financing and in December 2000 it introduced the Company to Investor.

         The Company and Investor discussed possible terms of a transaction during December 2000. The Board then retained MJSK for the purpose of advising the Company as to the fairness of the proposed Transaction from a financial point of view. A purchase price for the Common Stock and other terms were tentatively agreed upon during the final week of December 2000.

         Investor and the Company negotiated definitive agreements for the transaction during January and February 2001. When the agreements were completed, MJSK delivered its Fairness Opinion to the Company's Board of Directors on February 23, 2001. The Company's Board of Directors, and a Special Committee of the Board of Directors comprised of disinterested Directors, both approved the Transaction on that date. The Purchase Agreement and related agreements were executed on February 23, 2001 and the First Tranche closing occurred.

THE STOCK PURCHASE AGREEMENT

         Pursuant to the Stock Purchase Agreement between the Company and Investor, the Company will sell a total of 4,500,000 shares of newly issued Common Stock to Investor for $1,575,000 in cash. Under the terms of the Stock Purchase Agreement, the Company sold 1,400,000 shares of newly issued Common Stock to Investor for $490,000 in cash on February 23, 2001 (the "First Tranche"). The Company will sell an additional 3,100,000 shares of newly issued Common Stock to Investor for $1,085,000 in cash (the "Second Tranche"). Consummation of the Second Tranche is conditioned on shareholder approval of (i) the increase in the Company's authorized shares, (ii) the terms of the proposed sale of the Common Stock to the Investor, and (iii) the filing by the Company of the Registration Statement with the SEC covering the shares of Common Stock sold to Investor in the First Tranche as well as the shares of Common Stock to be sold to Investor in the Second Tranche. The Stock Purchase Agreement also requires that three individuals nominated by Investor be appointed to the Company's Board of Directors immediately following the closing of the Second Tranche. If the Second Tranche of the Transaction is consummated, Investor's beneficial ownership of Common Stock will increase from 12.9% as of February 23, 2001 to 32.2%, and Investor will become the largest shareholder of the Company.

         CLOSING. The closing of the First Tranche (the "First Closing") occurred on February 23, 2001. The closing of the Second Tranche (the "Second Closing") is scheduled to take place within ten (10) days following the date on which the Registration Statement becomes effective.

         TRANSFER RESTRICTIONS. The 1,400,000 shares of Common Stock issued to Investor in the First Tranche were not registered under the federal or state securities laws and will bear a legend to such effect. Under such laws, the shares of Common Stock may not be offered, sold or transferred except (i) pursuant to an exemption from registration under the Securities Act and such other applicable laws, and then only upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that such transaction does not require registration under the Securities Act, or (ii) pursuant to an effective registration statement under the Securities Act.

         AGREEMENT TO NOMINATE THREE DIRECTORS. The Company has agreed, through its Board of Directors, to appoint three individuals nominated by Investor to the Company's Board of Directors. There are currently three (3) Directors of the Company.

         CONDITIONS PRECEDENT TO INVESTOR'S OBLIGATION TO CLOSE SECOND TRANCHE. Investor's obligation to close the Second Tranche is subject to the satisfaction at or prior to the Second Closing of the following conditions: 1) the Company shall have filed with the SEC the Registration Statement and such Registration Statement shall have been declared effective by the SEC; 2) Richard F. Craven, Byron Shaffer and Investor shall have executed the Stock Voting Agreement attached to the Purchase Agreement; 3) the representations and warranties made by the Company in Section 2.1 of the Stock Purchase Agreement shall be true on and as of the Second Closing. For additional conditions, please see Article IV of the Stock Purchase Agreement.

         TERMINATION. The Stock Purchase Agreement may be terminated at any time prior to the Second Closing: 1) by the mutual consent of the Company and Investor; 2) by either the Company or Investor by a written notice to the other if the Second Closing has not occurred on or prior to September 30, 2001 and the failure to consummate the Transaction on or before such date did not result from any breach of the Stock Purchase Agreement by the party seeking termination.

         FEES AND EXPENSES. Each of the parties has agreed to bear its own fees, costs and expenses incurred in connection with the Transaction.

SHAREHOLDER VOTING AGREEMENT

         The Investor, Richard Craven, Byron Shaffer, and the Company executed a Shareholder Voting Agreement on February 23, 2001 (the "Voting Agreement"). The Voting Agreement covers all shares of the Company's stock currently owned by Richard Craven and Bryon Shaffer as well as any additional shares of the Company's stock either of them acquires through any means in the future. The Voting Agreement requires Richard Craven and Byron Shaffer to vote all shares of the Company's stock they own in favor of all proposed resolutions or motions contemplated or necessary to approve the transactions contemplated by the Stock Purchase Agreement, including Proposals 1 and 2 in this Proxy Statement.

         ABILITY TO SELL SHARES OF COMPANY'S STOCK. Richard Craven and Byron Shaffer may sell, transfer, pledge, or otherwise dispose of all or any part of their shares of the Company's stock free and clear of the voting restrictions contained in the Voting Agreement.

         SPECIFIC PERFORMANCE. The Voting Agreement entitles any non-breaching party to a court order requiring any breaching party to perform his obligations under the Voting Agreement. In other words, the Voting Agreement entitles the Investor to go to court and get a court order directing Richard Craven and Byron Shaffer to vote their shares of the Company's stock in favor of all resolutions and motions necessary to approve the transactions contemplated by the Stock Purchase Agreement.

MARKETING AGREEMENT

         On February 23, 2001, Company and RSI Marketing, L.L.C., a Nevada limited liability company ("RSIM") executed a Marketing Agreement (the "Marketing Agreement"). The Marketing Agreement granted RSIM the exclusive rights to market, promote and sell the Company's products and services throughout North America subject to meeting certain revenue goals. A copy of the Marketing Agreement is attached as Exhibit E to this Proxy Statement.

         TERM AND DUTIES OF RSIM. The Agreement is effective from February 23, 2001 until December 31, 2002, unless extended by mutual agreement between the Company and RSIM. RSIM's duties consist of developing and carrying out a marketing campaign and execute direct sales in North America for Company's products and services. RSIM is acting as an independent contractor and is responsible for all of its own expenses, including, but not limited to office overhead, salaries, travel, entertainment and employee benefits.

         RSIM'S COMPENSATION. RSIM is compensated for its services in two ways. First, it shall receive commissions for all products sold by the Company and peripheral equipment, service and telecom network services provided by Company. The amount of the commission on the products is the difference between 50% of the list price to the end user as published in Company's price lists and the sales price to the customer. For the peripheral equipment, service and telecom network services provided by the Company, the commission payment RSIM receives is one-half the difference between the actual cost of the equipment or services and the sales price. The second form of compensation RSIM shall receive is warrants to purchase common stock of the Company, provided RSIM meets predetermined annual gross sales targets. If RSIM meets or exceeds gross sales of $2,500,000 from the date of the Agreement through December 31, 2001, it shall receive warrants to purchase 500,000 shares of common stock at a purchase price of $0.45 for each share of common stock. If RSIM meets or exceeds gross sales of

$5,000,000 for the period from January 1, 2002 to December 31, 2002, RSIM shall receive warrants to purchase 500,000 shares of common stock at a purchase price of $0.45 for each share of common stock. Therefore, if RSIM meets or exceeds the target gross sales on each date indicated, it will receive warrants for the right to purchase 1,000,000 shares of common stock of Company. If RSIM does not meet the above target sales amounts, but has met or exceeded 75% of the target, then RSIM is entitled to a pro rata share of warrants. RSIM may exercise the warrants at any time within five (5) years of receiving the warrants.

         TERMINATION OF AGREEMENT. The Marketing Agreement may be terminated by Company at any time upon any of the following events: (a) there is a material violation of RSIM's duties (for "Cause") which are not remedied in a reasonable time (not to exceed 60 days after Company's notice to RSIM); (b) RSIM fails to achieve a minimum of seventy-five (75%) of the gross sales targets on a cumulative basis, as indicated above; or (c) Company is unable to raise additional equity capital of $1,500,000 on or before August 31, 2001. If the closing of the Second Tranche occurs, the Company will have raised this equity capital.

         If RSIM and Company mutually agree to terminate the Agreement, if RSIM voluntarily resigns, or RSIM is terminated for Cause, then RSIM is still entitled to receive from Company all of its compensation, warrants, and commissions (if any) earned through the date of its resignation or termination.

         If Company terminates RSIM's services without Cause, RSIM shall continue to be entitled to a lump sum payment equal to six (6) months commissions prior to termination multiplied by the remaining number of years left on the contract (including extensions). In addition, RSIM shall receive warrants (whether or not already vested) representing rights to purchase 1,000,000 shares of common stock of Company. Finally, Company shall pay RSIM all indemnity payments and legal fees and expenses incurred by RSIM as a result of the termination.

MANAGEMENT AND CONSULTING AGREEMENT

         On February 1, 2001, the Company and Active Management, L.L.C., a Nevada limited liability company ("AM"), executed a management and consulting agreement ("Management Agreement"). The Management Agreement provides that AM is the exclusive agent for Company to recruit and hire senior personnel to operate the business, including, but not limited to, a chief financial officer, chief operating officer, and qualified members for the Board of Directors of the Company and to provide consulting services to the Company as the Company deems necessary. AM is an affiliate of RSIM. A copy of the Management Agreement is attached as Exhibit F to this Proxy Statement.

         TERM AND DUTIES OF AM. The term of the Management Agreement expires on February 1, 2004, unless both Company and AM extend the Management Agreement past that date. AM's duties under the Management Agreement consist of developing and carrying out a recruiting campaign to attract qualified senior management personnel to the Company. In addition, as part of the Management Agreement, AM provides consulting services to the Company's officers, directors, managers, employees and other such persons and entities as the Company deems necessary or desirable with regard to its business, development of long-term goals and strategic planning for raising necessary capital for implementing the business plan of the Corporation. As an independent contractor, AM is responsible for all costs in executing its duties, including without limitation, its office overhead, salaries, travel, entertainment, and employment benefit costs. However, AM shall only make recommendations for hiring to the Board of Directors of the Company, and shall have no authority to hire any employee of the Company. The authority to hire any individual recommended by AM is solely in the discretion of the Company.

         AM'S COMPENSATION. AM is compensated for its services in two ways. First, AM receives a consulting fee of five hundred dollars ($500) per month. Second, AM has initially received warrants to purchase 50,000 shares of common stock of Company at the exercise price of $0.45 per share. In addition, throughout the term of the Management Agreement, AM will receive warrants to purchase 37,500 common stock shares in Company each quarter at a exercise price of $0.45 per share (known as "Performance Warrants"). This gives AM Performance Warrants corresponding to a total of 450,000 shares of common stock, besides the initial warrants granted for the right to purchase 50,000 shares of common stock in the Company. However, all of the Performance Warrants will be issued earlier than the quarterly schedule if the Company achieves certain net earnings goals (known as "EBITDA"). For example, if on or before December 31, 2001 the Company has EBITDA of $1,000,000 or more for the period from January 1, 2001 through December 31, 2001, then AM shall receive warrants to purchase 225,000 shares of common stock in the Company. If on or before December 31, 2002 the EBITDA for the period from January 1, 2002 through December 31, 2002 is $2,000,000 or more, then AM shall received warrants to purchase 225,000 shares of common stock in the Company. In addition, the Performance Warrants shall immediately be issued to AM if the Company sells, licenses, or otherwise disposes of substantially all of its assets, or a reorganization, consolidation, merger occurs where the holders of the Company's voting securities own less than 50% of the voting securities in the surviving entity.

         TERMINATION OF MANAGEMENT AGREEMENT. The Management Agreement may be terminated by Company at any time there is a material violation of AM's duties (for "Cause") which are not remedied in a reasonable time (not to exceed 60 days after Company's notice to AM). If AM and Company mutually agree to terminate the Management Agreement, if AM voluntarily resigns, or AM is terminated for Cause, then AM is still entitled to receive from Company all of its compensation earned through the date of its resignation or termination, its applicable Commissions and expense reimbursements (if any), and all of its warrants, including vested Performance Warrants. If Company terminates AM's services without cause, AM shall continue to be entitled to its consulting fees, all of its vested warrants, indemnity payments and legal fees and expenses incurred by AM as a result of the termination.

WARRANTS TO PURCHASE COMMON STOCK

         Pursuant to the Management Agreement, the Company and AM ("Warrant Holder") executed a Common Stock Purchase Warrant Agreement on February 23, 2001 ("Warrant Agreement"). The Warrant Agreement gives Warrant Holder the right to purchase fifty thousand (50,000) shares of common stock of the Company at a purchase price of $0.45 per share. The Warrant Holder has the right to purchase common stock of the Company at any time prior to February 23, 2006.

         EXERCISE OF WARRANTS. The Warrant Holder may exercise all or a portion of the warrants by notifying Company of its intention by: (i) surrendering the warrants to the Company. (ii) delivery of a completed subscription form, and
(iii) payment in cash or cash equivalent in the amount of the $0.45 for each share of common stock purchase purchased. In lieu of paying cash for the total amount due, the Warrant Holder has the option of surrendering warrants that would be otherwise exercised as payment. The value attributed for each warrant surrendered as payment is the difference between the current market value of the common stock and $0.45 per share.

         ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE. If the Company makes a dividend or other distribution other than a dividend payable in additional shares of common stock, or a regularly scheduled dividend, payable out of earning or earned surplus of the company, the warrants shall be increased so that Warrant Holder's total value of the warrants is not diluted. For example, if a stock split or stock dividend occurs during the time the Warrant Holder's has unexercised and unexpired warrants, additional shares of common stock shall be deemed to be issued to Warrant Holder so that the total shares that Warrant Holder has a right to purchase represents the same amount of equity in the company as before the stock split.

         CONSOLIDATION, MERGER, SALE OF COMPANY ASSETS, OR REORGANIZATION. If the Company either consolidates, mergers, sells a substantial amount of its assets, or reorganizes, the Warrant Holder shall be entitled to receive an amount of cash, securities, or other property that Warrant Holder would have been entitled to receive if it had exercised the warrants prior to the transaction (subject to any adjustments as indicated above).

         NO DILUTION OF WARRANTS. If there is any transaction that would dilute Warrant Holder's rights, or the common stock it is entitled to purchase under the Warrant Agreement, an adjustment will be made to prevent the dilution of Warrant Holder's purchase rights. This includes, but is not limited to, an amendment of the articles of incorporation, any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, or attempts to avoid the terms of the Warrant Holder's rights under the Agreement.

         REGISTRATION OF COMMON STOCK. If while the Warrant Holder has unexercised and unexpired warrants, and the common stock reserved for those warrants require registration with or approval of any governmental authority, then upon exercise of any portion of the warrant the Company issued Warrant Holder, the Company will, at its own expense file a registration statement for the common shares corresponding to the exercised warrants.

         RESTRICTIONS ON TRANSFER OF WARRANTS. The Warrant Holder's has certain restrictions on the transferability, sale, assignment, hypothecation, or otherwise disposition of its vested warrants.

         NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. Warrant Holder has no obligation to exercise its rights to purchase common stock of the Company, nor does it have any rights as a shareholder of the Company until it exercises the warrants and purchases common stock. The holding of a warrant does not impose any liability on Warrant Holder as a shareholder of the Company.

REGISTRATION RIGHTS AGREEMENTS

         On February 23, 2001, the Company entered into Registration Rights Agreements with the Investor, AM and RSIM (collectively, the "Registration Rights Agreement"). The Registration Rights Agreement affords the Investor, AM and RSIM registration rights if the Registration Statement has not been declared effective and the Company subsequently proposes to file a registration statement with respect to an offering for its own account.

         The Company is not obligated under the Registration Rights Agreement to offer an opportunity to register its shares of the Company's stock in the following instances: (a) the Company proposes to file a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to the Company's employee benefit plans; (b) the Company proposes to file a registration statement in connection with an exchange offer, a transaction to which Rule 145 (or any successor provision) under the Securities Act of 1933 applies; or (c) the Company proposes to file a registration statement in connection with an offering of securities solely to the Company's existing shareholders.

         REGISTRATION EXPENSES. All registration expenses will be borne by the Company. However, underwriting discounts and commissions applicable to the sale of Investor's shares of the Company's stock will be borne by the Investor, AM or RSIM, as the case may be. Likewise, Investor, AM or RSIM will be responsible for the fees and expenses of any of their legal counsel, accountants or other agents retained in connection with the registration, as well as all other out-of-pocket expenses incurred.

         INDEMNIFICATION BY THE COMPANY. In connection with any offering of the shares of the Company's stock pursuant to the terms of the Registration Rights Agreement, the Company shall indemnify and hold harmless the Investor, AM or RSIM, as the case may be, and their respective officers and directors and agents from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement relating to their shares of the Company's stock. The Company shall also indemnify and hold harmless the Investor, AM or RSIM, as the case may be, and their respective officers and directors and agents from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated in the registration statement or necessary to make the statements in the registration statement not misleading in light of the circumstances under which they were made. However, the Company will not be responsible for any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by the Investor, AM or RSIM, as the case may be.

THE FAIRNESS OPINION

         On February 23, 2001, MJSK delivered its written opinion to the Board of Directors that, on the basis of and subject to the matters set forth therein, as of the date thereof, the consideration received by the Company in the First Tranche and to be received by the Company in the Second Tranche is fair to the shareholders of the Company from a financial point of view.

         THE FULL TEXT OF THE FAIRNESS OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKING, IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT D AND IS INCORPORATED HEREIN BY REFERENCE. THE FAIRNESS OPINION IS NECESSARILY BASED ON ECONOMIC, MARKET AND OTHER CONDITIONS, AND THE INFORMATION MADE AVAILABLE TO IT AS OF THE DATE THEREOF. SUBSEQUENT DEVELOPMENTS MAY AFFECT SUCH OPINION. THE SHAREHOLDERS OF THE COMPANY SHOULD

READ THE FAIRNESS OPINION IN ITS ENTIRETY. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION. THE FAIRNESS OPINION WAS PROVIDED TO THE BOARD OF DIRECTORS FOR ITS INFORMATION AND IS DIRECTED ONLY TO THE FAIRNESS TO THE SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW OF THE CONSIDERATION RECEIVED AND TO BE RECEIVED BY THE COMPANY IN THE TRANSACTION AND DOES NOT ADDRESS THE MERITS OF THE UNDERLYING DECISION BY THE COMPANY TO ENGAGE IN THE TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER OF THE COMPANY AS TO HOW SUCH SHAREHOLDER SHOULD VOTE ON THE TRANSACTION OR ANY MATTER RELATED THERETO.

         In connection with rendering its opinion, MJSK: (i) analyzed certain publicly-available financial statements and reports regarding the Company, (ii) analyzed, on a pro forma basis, data relating to the effect of the Transaction on the Company's balance sheet, capitalization ratios, earnings and book value both in the aggregate and, where applicable, on a per share basis, which data was provided to MJSK by, among others, management of the Company, (iii) reviewed the reported prices and trading activity for the Company's Common Stock, (iv) reviewed the Stock Purchase Agreement and related documents, and (v) performed such other analyses and provided such other services as MJSK deemed appropriate.

         MJSK relied on the accuracy and completeness of the information and financial data provided to it by the Company and its advisors, and MJSK's opinion is based upon such information. MJSK inquired into the reliability of such information and financial data only to the limited extent necessary to provide a reasonable basis for its opinion, recognizing that MJSK rendered only an informed opinion and not an appraisal or certification of value. In arriving at its opinion, MJSK did not review any financial information of Investor.

         In developing its opinion, MJSK prepared and delivered written materials containing various analyses and other information material to the opinion. MJSK also reviewed:

            *  the Stock Purchase Agreement dated February 23, 2001;
            *  certain publicly available financial and securities data for RSI
            *  the capital structure of RSI;
            *  the trading activity of RSI's common shares;
            * certain financial, operating and business information related to RSI;
            * certain internal financial information of RSI prepared for financial planning purposes and furnished by RSI management, including the financial projections;
            * to the extent publicly available, financial terms of certain acquisition transactions involving companies operating in industries deemed similar to that in which RSI operated; and
            * certain valuation and other financial information on selected public companies deemed comparable to RSI.

         In addition, MJSK engaged in discussions with:

            * members of RSI senior management concerning topics such as the financial condition, current operating performance and balance sheet and prospects of RSI;
            *  members of the board of directors of RSI.

         In addition, MJSK believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all such factors and analyses could create a misleading view of the process underlying its analyses. MJSK did not draw any specific conclusions from or with regard to any one method of analysis. Arriving at a fairness opinion is a complex process, not necessarily susceptible to partial or summary description.

         The opinion is necessarily based upon market, economic and other conditions as they existed and could be evaluated on, and on the information made available to, MJSK as of, the date of such opinion. The Board of Directors did not impose any limitations on the scope of MJSK's analyses. The Company and Investor determined the terms of the Transaction through their negotiations. MJSK did not participate in the negotiation of the terms of the Transaction, and neither recommended such terms nor provided alternative terms.

         The Board of Directors retained MJSK as an independent contractor to act as financial advisor with respect to the Transaction. MJSK is a regionally-recognized investment banking and advisory firm. MJSK, as part of its investment banking business, is continually engaged in the valuation of companies and their securities in connection with business reorganizations, private placements, negotiated underwriting, mergers and acquisitions and valuations for estate, corporate and other purposes. In the ordinary course of their businesses, MJSK and its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions as principal or for the accounts of customers in debt or equity securities or options and securities of the Company.

         In consideration for MJSK's services as a financial advisor to the Company, the Company has agreed to pay to MJSK a fee of $35,000. The Company has also agreed to reimburse MJSK for its reasonable out-of-pocket expenses, including fees and disbursements of its legal counsel, incurred in connection with its activities as financial advisor to the Company; provided, however, that the Company is not required to reimburse MJSK for certain out-of-pocket expenses without the Company's prior written consent, which shall not be unreasonably withheld. The Company has also agreed to indemnify MJSK and certain related persons against certain liabilities in connection with its engagement, including certain liabilities under the federal securities laws, except to the extent that such liability results primarily from the gross negligence or willful misconduct of MJSK and such related persons.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Proposals of shareholders intended to be presented in the proxy materials relating to the next Annual Meeting must be received by the Company at its principal executive offices on or before September 4, 2001.

                                 OTHER BUSINESS

         The management of the Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Special Meeting except those described in this Proxy Statement. As to other business, if any, that may properly come before the Special Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                                    EXHIBIT A

                                 PLAN OF MERGER

         THIS PLAN OF MERGER (the "Plan of Merger"), dated as of the 9th day of April, 2001 is by and between RSI Systems, Inc., a Minnesota corporation ("RSI") with its principal place of business at 5593 West 78th Street, Edina, Minnesota 55439, and Viseon, Inc., a Nevada corporation (the "Surviving Corporation").

         WHEREAS, the respective Boards of Directors of RSI and the Surviving Corporation deem it advisable for the general welfare and advantage of the respective corporations and their respective shareholders that RSI be reincorporated as Nevada Corporation and therefore, in accordance with the applicable laws of the States of Minnesota and Nevada, RSI be merged with and into the Surviving corporation (the "Merger");

         NOW, THEREFORE, the parties hereto, subject to the approval of RSI's shareholders as required by law, in consideration of the premises and of the mutual covenants and agreements contained herein and of the benefits to accrue to the parties hereto, have agreed and do hereby agree that RSI be merged with and into the Surviving Corporation pursuant to the laws of the States of Minnesota and Nevada, and do hereby agree upon, prescribe and set forth the terms and conditions of the Merger, the method of carrying the same into effect, and the manner and basis of converting shares of RSI into shares of Stock of the Surviving Corporation and cash, as follows:

         1. The Merger. Subject to the terms and conditions of this Plan of Merger, at the Effective Time (as defined in Section 2 hereof), RSI shall be merged with and into Surviving Corporation in accordance with the applicable laws of the States of Minnesota and Nevada, whereupon the separate corporate existence of RSI shall cease, and Surviving Corporation shall continue as the surviving corporation (the "Surviving Corporation"). From and after the Effective Time, the Surviving Corporation shall possess all the property, rights, privileges, immunities, powers, and franchises and be subject to all the debts, liabilities, obligations, restrictions, disabilities, and duties of RSI and Surviving Corporation.

         2. Effective Time. The Merger shall be effective upon filing with the Minnesota Secretary of State and the Nevada Secretary of State Articles of Merger including this Plan of Merger (the "Effective Time").

         3. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of RSI or Surviving Corporation or any holder of any share of capital stock of RSI or Surviving Corporation, each share of common stock of RSI, $.01 par value per share ("RSI Common Stock"), issued and outstanding immediately prior thereto (except for shares as to which the holders thereof have asserted dissenters' rights pursuant to Minnesota Statutes Sections 302A.471 and 302A.473 and pursuant to Section 4 below) shall be converted into the right to receive one (the "Conversion Ratio") share of common stock of Surviving Corporation, par value $.01 per share (the "Surviving Corporation Common Stock"). Each share of Surviving Corporation Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled at the Effective Time.

         4. RSI Dissenters' Rights.

                  (a) Notwithstanding any provision of this Plan of Merger to the contrary, any shares of RSI Common Stock held by a holder who has properly asserted dissenters' rights pursuant to Minnesota Statutes Sections 302A.471 and 302A.473 with respect to such shares and who, as of the Effective Time, has not effectively withdrawn or lost such rights shall not be converted into or represent a right to receive shares of Surviving Corporation Common Stock pursuant to Section 3, but the holder thereof shall only be entitled to such rights as are granted by Minnesota law.

                  (b) Notwithstanding the provisions of subsection (a) of this Section, if any holder of RSI Common Stock who asserts dissenters' rights with respect to such RSI Common Stock under Minnesota law effectively withdraws or loses (through failure to perfect or otherwise) such dissenters' rights, then, as of the later of the Effective Time or the occurrence of such event, such holder's RSI Common Stock shall automatically be converted into and represent only the right to receive the shares of Surviving Corporation

         Common Stock as provided in Section 3, without interest thereon, upon surrender of the certificate or certificates representing such RSI Common Stock.

                  (c) RSI shall give Surviving Corporation (i) prompt notice of any notice of intent to assert dissenters' rights with respect to any RSI Common Stock, withdrawals of such notices, and any other instruments served pursuant to the MBCA and received by RSI and (ii) the opportunity to participate in all negotiations and proceedings with respect to assertion of dissenters' rights with respect to RSI Common Stock under Minnesota law. RSI shall not, except with the prior written consent of Surviving Corporation, voluntarily make any payment with respect to any assertion of dissenters' rights with respect to RSI Common Stock or offer to settle or settle any such demands.

         5. Stock Options and Warrants.

                  (a) Each option or warrant to purchase shares of RSI Common Stock that is outstanding at the Effective Time, whether or not exercisable and whether or not vested (a "RSI Option"), shall, without any action on the part of RSI or the holder thereof, be assumed by Surviving Corporation in such manner that Surviving Corporation (i) is a corporation "assuming a stock option in a transaction to which
         Section 424(a) applies" within the meaning of Section 424 of the Code and the regulations thereunder, or (ii) to the extent that Section 424 of the Code does not apply to any such RSI Option, would be such a corporation if Section 424 of the Code were applicable to such RSI Option. Surviving Corporation shall assume RSI's Stock Option Plan (the "RSI Option Plan"). From and after the Effective Time, all references to RSI in RSI Options shall be deemed to refer to the Surviving Corporation. RSI Options assumed by Surviving Corporation shall be exercisable upon the same terms and conditions as under RSI Options (including provisions regarding vesting and the acceleration thereof) except that (i) such RSI Options shall entitle the holder to purchase from the Surviving Corporation the number of shares of Surviving Corporation Common Stock that equals the product of the Conversion Ratio multiplied by the number of shares of RSI Common Stock subject to such RSI Option immediately prior to the Effective Time, (ii) the option exercise price per share of Surviving Corporation Common Stock shall be an amount equal to the exercise price per share of RSI Common Stock in effect immediately prior to the Effective Time, and (iii) RSI Options shall vest to the extent required pursuant to the current terms of such RSI Options. Except to the extent required pursuant to the current terms of such RSI Options, RSI shall not take any action to accelerate the vesting of any RSI Options.

                  (b) As promptly as practicable after the Effective Time, the Surviving Corporation shall issue to each holder of a RSI Option a written instrument informing such holder of the assumption by Surviving Corporation of such RSI Option. Surviving Corporation shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Surviving Corporation Common Stock for delivery upon exercise of RSI Options pursuant to the terms set forth in this Section
         6. Surviving Corporation shall use its commercially reasonable efforts to cause those RSI Options that qualified as incentive stock options prior to the Effective Time to continue to qualify as incentive stock options immediately after the Effective Time.

         6. Capitalization Changes. If at the Effective Time, the outstanding shares of Surviving Corporation Common Stock or RSI Common Stock shall have been changed into or exchanged in accordance with the terms of Sections 1 or 2, respectively, for a different number of shares or a different class by reason of any reorganization, reclassification, subdivision, recapitalization, split-up, combination, exchange of shares, stock dividend or other similar transaction, the Conversion Ratio and calculations set forth in this Plan of Merger shall be appropriately adjusted to reflect such reorganization, reclassification, subdivision, recapitalization, split-up, combination, exchange of shares, stock dividend or other similar transaction. This section shall not constitute either party's consent to the other party effecting such reorganization, reclassification, subdivision, recapitalization, split-up, combination, exchange of shares, stock dividend or other similar transaction.

         7. Articles of Incorporation of the Surviving Corporation. The Articles of Incorporation of Surviving Corporation as in effect immediately prior to the Effective Time shall remain in effect; a copy of the Articles is attached hereto as Annex A.

         8. Bylaws of the Surviving Corporation. The Bylaws of Surviving Corporation, as in effect immediately prior to the Effective Time, shall be remain in effect; a copy of the Bylaws is on file with the Surviving Corporation and will be made available to shareholders of the Surviving Corporation upon request.

         9. Directors and Officers of the Surviving Corporation. As of the Effective Time, the officers and directors of RSI holding office immediately prior to the Effective Time shall remain in office until the next annual meeting of Surviving Corporation or until their successor is duly elected and qualified, unless the director shall retire, resign, die or be removed, whichever occurs first.

                                    EXHIBIT B


                MINNESOTA STATUTES, SECTION 302A.471 AND 302A.473

                       MINNESOTA BUSINESS CORPORATION ACT


302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

         SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

         (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

                  (1) alters or abolishes a preferential right of the shares;

                  (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

                  (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

                  (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

         (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

         (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3;

         (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to vote on the plan; or

         (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

         SUBD. 2. BENEFICIAL OWNERS. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

         (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

         SUBD. 3. RIGHTS NOT TO APPLY. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

         (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

         SUBD. 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

         SUBDIVISION 1. DEFINITIONS. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

         (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

         (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

         (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

         SUBD. 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

         SUBD. 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

         SUBD. 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

         (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

         (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

         (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

         (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

         (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

         SUBD. 5. PAYMENT; RETURN OF SHARES. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

         (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

         (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

         (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

         (b) The corporation may withhold the remittance described in paragraph
(a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

         (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

         SUBD. 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

         SUBD. 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

         SUBD. 8. COSTS; FEES; EXPENSES. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

         (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

         (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                    EXHIBIT C

              -----------------------------------------------------

                            STOCK PURCHASE AGREEMENT

              -----------------------------------------------------





                                 BY AND BETWEEN

                                RSI SYSTEMS, INC.

                                       AND

                            DIGITAL INVESTORS, L.L.C.




                          DATED AS OF FEBRUARY 23, 2001

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I PURCHASE AND SALE OF SHARES..........................................1

1.1      Purchase and Sale.....................................................1
1.2      Purchase Price........................................................1
1.3      The Closings..........................................................1

ARTICLE II REPRESENTATIONS AND WARRANTIES......................................2

2.1      Representations and Warranties by the Company.........................2
         (a)      Organization.................................................2
         (b)      Authorization; Enforcement...................................2
         (c)      Financial Statements.........................................3
         (d)      Tax Returns and Audits.......................................3
         (e)      Changes, Dividends, Etc......................................3
         (f)      Title to Properties and Encumbrances.........................4
         (g)      Compliance With Applicable Laws or Other Instruments.........4
         (h)      Securities Laws..............................................4
         (i)      Patents and Other Intangible Rights..........................5
         (j)      Capitalization...............................................5
         (k)      Issuance of Shares...........................................5
         (l)      No Conflicts.................................................5
         (m)      Consents and Approvals.......................................6
         (n)      Litigation; Proceedings......................................6
         (o)      No Default or Violation......................................6
         (p)      Insurance Coverage...........................................6
         (q)      No Brokers or Finders........................................6
         (r)      Disclosure...................................................6

2.2      Representations and Warranties by the Investor........................6
         (a)      Organization; Authority......................................7
         (b)      Investment Intent............................................7
         (c)      Investor Status..............................................7
         (d)      Experience of Investor.......................................7
         (e)      Ability of Investor to Bear Risk of Investment...............7
         (f)      Access to Information........................................7
         (g)      Reliance.....................................................7
         (h)      No Conflicts.................................................8
         (i)      Consents and Approvals.......................................8
         (j)      Litigation; Proceedings......................................8

ARTICLE III OTHER AGREEMENTS OF THE PARTIES....................................8

3.1      Transfer Restrictions.................................................8
3.2      Repurchase of Shares..................................................9
3.3      Filing of Reports.....................................................9
3.4      Books of Accounts and Reserves........................................9
3.5      Corporate Existence...................................................9
3.6      Appointment of Board Members..........................................9
3.7      Registration of the Shares by the Company.............................9
3.8      Special Meeting of Shareholders......................................10
3.9      Conduct of Business..................................................10
3.10     Reasonable Efforts...................................................11
3.11     Notice of Events.....................................................11

ARTICLE IV CONDITIONS PRECEDENT TO CLOSING....................................11

4.1      Conditions Precedent to the Obligation of the Investor to
         Purchase the Shares..................................................11
         (a)      Performance by the Company..................................11
         (b)      No Injunction...............................................11
         (c)      Legal Opinion...............................................11
         (d)      Required Approvals..........................................11
         (e)      Delivery of Stock Certificates..............................12
         (f)      Filing of Registration Statement............................12
         (h)      Stock Voting Agreement......................................12
         (i)      Qualification Under State Securities Laws...................12
         (j)      Representations and Warranties..............................12
         (k)      Certificate of Officers.....................................12
         (l)      Legal Opinion...............................................12

4.2      Conditions Precedent to the Company's Obligations....................12
         (a)      Performance by the Investor.................................12
         (b)      No Injunction...............................................13
         (c)      Required Approvals..........................................13
         (d)      Payment of Purchase Price...................................13
         (e)      Representations and Warranties..............................13

ARTICLE V TERMINATION.........................................................13

5.1      Termination Rights...................................................13
5.2      Effect of Termination................................................13

ARTICLE VI MISCELLANEOUS......................................................13

6.1      Entire Agreement: Amendments.........................................13
6.2      Notices..............................................................13
6.3      Amendment; Waivers...................................................14
6.4      Headings.............................................................15
6.5      Successors and Assigns...............................................15

6.6      No Third-Party Beneficiaries.........................................15
6.7      Governing Law........................................................15
6.8      Execution............................................................15
6.9      Severability.........................................................15
6.10     Expenses.............................................................15

Signatures....................................................................15

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of the 23rd day of February, 2001, is by and between RSI Systems, Inc., a corporation authorized and existing pursuant to the laws of the state of Minnesota (the "Company"), and Digital Investors, L.L.C., a limited liability company authorized and existing pursuant to the laws of the state of Nevada (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Investor and the Investor desires to acquire 4,500,000 shares ("Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock ").

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Company and the Investor agree as follows:

                                    ARTICLE I
                           PURCHASE AND SALE OF SHARES

         1.1 Purchase and Sale.

         (a) Subject to the terms and conditions set forth herein, at the First Closing (as defined below), the Company shall issue and sell to the Investor and the Investor shall purchase from the Company 1,400,000 Shares.

         (b) Subject to the terms and conditions set forth herein, at the Second Closing (as defined below), the Company shall issue and sell to the Investor and the Investor shall purchase from the Company 3,100,000 Shares.

         1.2 Purchase Price. The purchase price per Share shall be $0.35.

         1.3 The Closings.

         (a) The closing of the purchase and sale of the first 1,400,000 Shares pursuant to Section 1.1(a) of this Agreement (the "First Closing") shall take place at the offices of Fredrikson & Byron, P.A., 1100 International Centre, 900 Second Avenue South, Minneapolis, Minnesota, on the date of execution of this Agreement.

         (b) The closing of the purchase and sale of the 3,100,000 Shares pursuant to Section 1.1(b) of this Agreement (the "Second Closing") shall take place at the offices of Fredrikson & Byron, P.A., 1100 International Centre, 900 Second Avenue South, Minneapolis, Minnesota;

                  (i) within ten (10) days following the date on which the Registration Statement as hereinafter defined is declared effective by the Securities & Exchange Commission (the "SEC") and receipt of the Required Approvals (as defined in Section 2.1(m)), or

                  (ii) if the Registration Statement as hereinafter defined is not declared effective by the Securities & Exchange Commission (the "SEC") and the Company does not receive the Required Approvals (as defined in Section 2.1(m)) on or before August 31, 2001, the Second Closing shall take place at the option of (but not the obligation of) the Investor on or before September 30,2001. In such event, the Stock Voting Agreement attached hereto as Exhibit C shall be executed by Investor and Messrs. Craven and Shaffer.

         (c) Subject to satisfaction of the conditions contained in Section 4.2 of this Agreement, at both the First Closing and the Second Closing the Company shall deliver to the Investor a stock certificate or certificates registered in the name of the Investor for such number of Shares purchased by the Investor against payment of the entire purchase price therefore by wire transfer of immediately available funds.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties by the Company. The Company hereby makes the following representations and warranties to the Investor:

         (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all states or jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and the failure to be so qualified would have a materially adverse effect on the Company's business.

         (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered or filed in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         (c) Financial Statements. The financial statements included in the Company's annual reports on Form 10-KSB for the years ended June 30, 1999 and 2000 and for the quarters ended September 30, 2000 and December 31, 2000: (a) are in accordance with the books and records of the Company, (b) present fairly the financial condition of the Company at the balance sheet dates and the results of its operations for the periods therein specified, and (c) have, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Without limiting the generality of the foregoing, the balance sheet of the Company at June 30, 2000 included in the Company's annual report on Form 10-KSB for the year ended June 30, 2000 and the balance sheet of the Company at September 30, 2000 included in the Company's Report on Form 10-QSB for the quarter ended September 30, 2000, each discloses all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) of the Company at June 30, 2000, and September 30, 2000, respectively, which in accordance with generally accepted accounting principles would be required to be disclosed in each such balance sheet. To the Company's knowledge, there are no material liabilities of the Company that are not disclosed on such balance sheets.

         (d) Tax Returns and Audits. All required federal, state and local tax returns and appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or due provision for the payment thereof has been made. The Company is not delinquent in any material respect in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax.

         (e) Changes, Dividends, Etc. Except for the transactions contemplated by this Agreement, since June 30, 2000 and except as set forth in the Company's reports filed under federal securities laws, the Company has not:
(i) incurred any material debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any material obligation or liability other than, or discharged or satisfied any material liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its material assets, tangible or intangible, except in the ordinary course of business pursuant to borrowing arrangements with financial institutions; (v) sold, transferred or leased any of its material assets except in the ordinary course of business;
(vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the tangible properties, business or prospects of the Company; (vii) encountered any labor difficulties or labor union organizing activities; (viii) issued or sold any shares of capital stock or other securities or granted any options (other than to employees or directors), warrants, or other purchase rights with respect thereto other than pursuant to this Agreement; (ix) made any acquisition or disposition of any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business; (x) materially increased the compensation payable, or to become payable, to any of its directors or employees, or made any material cash bonus payment or similar arrangement with any directors or employees or increased the scope or nature of any fringe benefits provided of its employees or directors; or (xi) agreed to do any of the foregoing other than pursuant hereto. Except as set forth in the Company's reports filed under the securities laws, there has been no material adverse change in the financial condition, operations, results of operations, business or prospects of the Company since June 30, 2000.

         (f) Title to Properties and Encumbrances. The Company has good and marketable title to all of the properties and assets that it purports to own, except for property disposed of in the ordinary course of business since June 30, 2000, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described on the June 30, 2000 balance sheet or the notes thereto, (b) liens for taxes and assessments or other governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, (c) statutory liens that have arisen in the ordinary course of business, or (d) those which do not materially affect the value of or interfere with the use made of such properties and assets.

         (g) Compliance With Applicable Laws or Other Instruments. To the best of the Company's knowledge, the business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities, except to the extent that any failure to so conduct its business would not result in any material adverse change in the business, assets, liabilities, financial condition, operations or prospects of the Company.

         (h) Securities Laws. Based in part upon the representations of the Investor set forth in Section 2.2 of this Agreement, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Shares, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales. The Company has not, directly or through an agent, offered the Shares or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Investor and other accredited investors. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the federal Securities Act of 1933, as amended (the "Securities Act"). The Company has for the prior 12 months filed all reports or other documentation that it is required to file by the federal Securities Exchange Act of 1934, as amended (the "1934 Act"), any rules or regulations promulgated thereunder, the applicable rules and regulations of the National Association of Securities Dealers ("NASD"), and the information contained in such reports or other documents, as of their respective filing dates, did not make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

         (i) Patents and Other Intangible Rights. The Company (a) owns or has the right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing (except claimed rights by Lucent Technologies to the G.728 Algorithan), and, to the extent such right on the part of the Company is non-exclusive, such non-exclusivity has no material adverse effect on the business of the Company as currently conducted, (b) except as disclosed in the Company's reports filed under the Securities Act or the 1934 Act, is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to the development, operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens or claims of others, and (c) is not using any confidential information or trade secrets of others.

         (j) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(j). Except as specifically disclosed in Schedule 2.1(j), no shares of Common Stock of the Company are entitled to preemptive or similar rights, nor is any holder of the Common Stock of the Company entitled to preemptive or similar rights. Except as contemplated pursuant to this Agreement or disclosed in Schedule 2.1(j), there are no outstanding options, warrants or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares hereunder, Shares, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is bound to issue additional shares of the Company's Common Stock, or Shares or rights convertible or exchangeable into shares of the Company's Common Stock.

         (k) Issuance of Shares. The Shares, when issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

         (l) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its Articles of Incorporation or Bylaws; or (ii) subject to obtaining the consents referred to in Section 2.1(m), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or its assets is subject, or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not reasonably be expected to, individually or in the aggregate, have or result in a material adverse effect on the results of operations, assets or financial condition of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

         (m) Consents and Approvals. Except as specifically set forth in
Schedule 2.1(m), the Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, except where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect either of the First Closing or the Second Closing and to deliver to the Investor the Shares in the manner contemplated hereby (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 2.1(m), the "Required Approvals").

         (n) Litigation; Proceedings. There is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

         (o) No Default or Violation. The Company (i) is not in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound; and (ii) is not in violation of any order of any court, arbitrator or governmental body, except as could not reasonably be expected to, in any such case (individually or in the aggregate) have or result in a Material Adverse Effect.

         (p) Insurance Coverage. There are in full force policies of insurance issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources.

         (q) No Brokers or Finders. No person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or the Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement.

         (r) Disclosure. The Company has not knowingly withheld from the Investor any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement contains any untrue statement of a material fact or omits to state any material fact required to be stated herein to make the statements herein not misleading.

         2.2 Representations and Warranties by the Investor. The Investor hereby represents and warrants to the Company as follows:

         (a) Organization; Authority. Investor is a limited liability company duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement to which it is a party and otherwise to carry out its obligations hereunder. The purchase by Investor of the Shares hereunder has been duly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

         (b) Investment Intent. Investor is acquiring the Shares for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein, without prejudice, however, to Investor's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

         (c) Investor Status. At the time Investor was offered the Shares, it was and, at the date hereof, it is, and at both the First Closing and the Second Closing it will be, an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (4) under the Securities Act.

         (d) Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment to its satisfaction.

         (e) Ability of Investor to Bear Risk of Investment. On the date of both the First Closing and the Second Closing, Investor is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

         (f) Access to Information. Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to its investment.

         (g) Reliance. Investor understands and acknowledges that (i) the Shares being offered and sold to the Investor in the First Closing are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder; and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and Investor hereby consents to such reliance.

         (h) No Conflicts. The execution, delivery and performance of this Agreement by Investor and the consummation by Investor of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its certificate or articles of incorporation, bylaws, partnership agreement or other governing instrument, as applicable (each as amended through the date hereof), or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Investor is subject (including foreign, federal and state securities laws and regulations).

         (i) Consents and Approvals. Investor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other foreign, federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by Investor of this Agreement.

         (j) Litigation; Proceedings. There is no action, suit, notice of violation, proceeding or investigation pending, or to the knowledge of Investor, threatened against or affecting Investor before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which would adversely affect the legality, validity or enforceability of this Agreement in any respect or adversely impair Investor's ability to perform fully on a timely basis its obligations under this Agreement.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions.

         (a) If Investor should decide to dispose of any of the Shares held by it, Investor understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act. In connection with any transfer of any Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

         (b) Investor agrees to the imprinting, so long as is required by this
Section 3.1(b), of the following legend on the Shares issued in the First
Closing:

         THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

         "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of any Shares.

         3.2 Repurchase of Shares. In the event that the Registration Statement is not declared effective by the SEC by 5 P.M. CST on June 30, 2001, the Company shall purchase from the Investor all 1,400,000 Shares at a price of $.40 per share provided, however, that such repurchase shall not be required if the Company has used all reasonable efforts to effect such registration and the failure of the Registration Statement to have been declared effective on or before June 30, 2001 is due to circumstances beyond the Company's control including, but not limited to, delays at the SEC, in which case the Company shall purchase from the Investor all 1,400,000 Shares at a price of $.40 per share on or before August 31, 2001.

         3.3 Filing of Reports. The Company will make timely filings of such reports as are required to be filed by it with the Commission so that Rule 144 under the Securities Act or any successor provision thereto will be available to the security holders of the Company who were otherwise able to take advantage of the provisions of such Rule.

         3.4 Books of Accounts and Reserves. The Company will keep books of record and account in which full, true and correct entries are made of all of its respective dealings, business and affairs, in accordance with generally accepted accounting principles. The Company will employ certified public accountants that are "independent" within the meaning of the accounting regulations of the SEC.

         3.5 Corporate Existence. The Company will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to so comply would have a material adverse impact on the Company or its business or operations.

         3.6 Appointment of Board Members. The board of directors of the Company (the "Board" or "Board of Directors") shall immediately following the Second Closing appoint to the Board three individuals who are (a) nominated by the Investor, and (b) reasonably acceptable to the members of the Board.

         3.7 Registration of the Shares by the Company. After the First Closing, the Company shall prepare and file with the SEC on or prior to April 2, 2001, a registration statement ("Registration Statement") under the Securities Act of 1933, as amended (the "Act"), registering for resale the Shares previously issued in the First Closing and the Shares to be issued in the Second Closing. The Company shall use all reasonable efforts to have such Registration

Statements declared effective on or prior to June 30, 2001. Investor shall provide all information required in the Registration Statement regarding the Investor and its affiliates.

         3.8 Special Meeting of Shareholders. Promptly after the First Closing, the Company shall call a special meeting of the Company's shareholders ("Special Meeting") to approve the issuance of the Shares to be issued to Investor by the Company pursuant to this Agreement and to increase the Company's authorized shares of Common Stock to permit the issuance of the Shares. The Company shall prepare and file with the SEC, and mail to shareholders, proxy materials soliciting shareholder proxies to vote in favor of the issuance of and increase in the authorized Shares. The Board of Directors of the Company shall recommend that shareholder vote in favor of such issuance and sale of the Shares and increase in the Company's authorized shares. Investor shall provide all information required regarding the Investor and its affiliates for use in such proxy materials.

         3.9 Conduct of Business. From the date hereof until the Second Closing, except with the Investor's prior written consent, the Company shall carry on its business in the ordinary course of business consistent with past practice and shall use its reasonable commercial efforts to preserve intact its business organization and relationships with third parties and, without limiting the generality of the foregoing, the Company shall not:

         (a) do or omit to do any act or thing which would cause any of the representations and warranties set out in Section 2.1 to be untrue at the First or Second Closing Date;

                  (i) make or authorize any material capital expenditures;

                  (ii) enter into any material contract outside the ordinary course of business or amend or terminate any material contract to which it is a party or exercise any renewal, expansion or other options relating thereto other than in the ordinary course of business;

                  (iii) dispose, or agree or commit to dispose, of any material assets out of the ordinary course of business;

                  (iv) make any material change in federal, estate or local tax elections, or accounting methods, principles or practices, unless required by law or by changes in GAAP; or

                  (v) merge or consolidate with any person, acquire any stock or other ownership interest in any person or the assets of any business as an entirety, or liquidate, dissolve or otherwise reorganize or seek protection from creditors; or

         (c) directly or indirectly, adopt, amend, modify, spin-off, transfer or assume any of the Company's assets or liabilities; or

         (d) amend, or permit the amendment of the articles of incorporation, by-laws or other organizational documents of the Company, make any changes in the capital structure of the Company, or issue or sell, or purchase, or agree to issue, sell or purchase, any capital stock or securities of the Company, or declare or pay any dividend or other distribution out of the

Company. The Company shall be permitted to repay $200,000 loaned to the Company on January 31, 2001 by Richard Craven. During the period from the date of this Agreement to the Second Closing Date, the Company shall confer on a regular basis with the Investor as to the business of the Company, and report periodically on the general status of ongoing operations of the Company.

         3.10 Reasonable Efforts. Each Party agrees to use with all due dispatch its commercially reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with the other Parties in connection with the foregoing. Each Party further agrees not to undertake any course of action inconsistent with the satisfaction of the conditions to Closing set forth herein, and to do all such acts and take all such measures as may be commercially reasonable to comply, and be in compliance, with the representations, warranties, covenants and agreements contained in this Agreement.

         3.11 Notice of Events. From the date of this Agreement to the Second Closing Date, the Company shall promptly notify in writing the Investor of any fact which, if known at the date of this Agreement, would have been required to be set forth or disclosed in or pursuant to this Agreement, or which would or could result in the breach by the Company of any representation or warranty or a breach of any convent or agreement in this Agreement.

                                   ARTICLE IV
                         CONDITIONS PRECEDENT TO CLOSING

         4.1 Conditions Precedent to the Obligation of the Investor to Purchase the Shares. The obligation of the Investor hereunder to acquire and pay for the Shares is subject to the satisfaction or waiver by Investor, at or before the First Closing or the Second Closing, as the case may be, of each of the following conditions:

         (a) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company;

         (b) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement;

         (c) Fairness Opinion. With respect to the First Closing, the Company shall have received the favorable opinion of its investment banker as to the fairness to the shareholders of the Company of the sale of the Shares pursuant to this Agreement to the Investor;

         (d) Required Approvals. With respect to the Second Closing, the shareholders of the Company shall have approved the issuance and sale of the Shares and the increase in the Company's authorized Shares at the Special Meeting;

         (e) Delivery of Stock Certificates. The Company shall have delivered to Investor the stock certificate(s) representing the Shares being purchased registered in the name of Investor;

         (f) Filing of Registration Statement. With respect to the Second Closing, the Company shall have filed with the SEC the Registration Statement and such Registration Statement shall have been declared effective by the SEC;

         (g) With respect to the First Closing, Richard Craven shall have converted to shares of Common Stock all outstanding indebtedness due to him from the Company at a conversion ratio of $0.35 of indebtedness per share of Common Stock except for $200,000 loaned to the Company on January 31, 2001, which loan may be repaid pursuant to its terms;

         (h) Stock Voting Agreement. With respect to the Second Closing, the Investor, Richard F. Craven and Byron Shaffer shall have executed a Stock Voting Agreement in the form attached hereto as Exhibit C, providing for the voting by Messrs. Craven and Shaffer in favor of the three Board nominees of Investor.

         (i) Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Shares to the Investor shall have been obtained.

         (j) Representations and Warranties. The representations and warranties made by the Company contained in Section 2.1 of this Agreement shall be true on and as of the First Closing and the Second Closing, as the case may be, with the same effect as though such representations and warranties had been made on and as of the First Closing or the Second Closing, as the case may be.

         (k) Certificate of Officers. The Company shall have delivered to the Investor a certificate, dated the date of the First Closing or the Second Closing, as the case may be, executed by the Chief Executive Officer of the Company and certifying to the satisfaction of the conditions specified in
Section 4.1(j).

         (l) Legal Opinion. The Investor shall have received an opinion of Fredrikson & Byron, legal counsel to the Company, as to the validity and enforceability of this Agreement.

         4.2 Conditions Precedent to the Company's Obligations. The obligations of the Company hereunder are subject to the following conditions:

         (a) Performance by the Investor. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the date of the First Closing and the Second Closing, as the case may be;

         (b) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement;

         (c) Required Approvals. All Required Approvals shall have been obtained;

         (d) Payment of Purchase Price. The Investor shall have paid the entire purchase price for the Shares purchased.

         (e) Representations and Warranties. The representations and warranties of the Investor contained in Section 2.2 of this Agreement shall be true on and as of the First Closing and the Second Closing, as the case may be, with the same effect as though such representations and warranties had been made on and as of the date of the First Closing or the Second Closing, as the case may be.

                                    ARTICLE V
                                   TERMINATION

         5.1 Termination Rights. This Agreement may be terminated at any time prior to the Second Closing:

         (a) By the mutual consent of the Company and the Investor; or

         (b) By either the Seller or the Buyer by a written notice to the other if the Second Closing has not occurred on or prior to September 30, 2001 and the failure to complete the purchase and sale of the Shares herein provided for on or before such date did not result from any breach of this Agreement by the party seeking to terminate this Agreement.

         5.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 5.1, this Agreement shall terminate, and have no further force or effect (except for this Section 5.2) and the transactions contemplated hereby shall be abandoned without further action by the parties. Except as otherwise provided herein, any such termination shall not, however, relieve any party of any liability for breach of any covenant or obligation under this Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Entire Agreement: Amendments. This Agreement, together with the Exhibits and Schedules hereto, and the Registration Rights Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

         6.2 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered on a business day after during normal business hours where such notice is to be received); or (b) on the business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

IF TO THE COMPANY:

                  RSI Systems, Inc.
                  5555 West 78th Street
                  Suite F
                  Minneapolis, MN 55439
                  Attn:  Richard F. Craven

         WITH COPIES TO:

                           Robert R. Ribeiro, Esq
                           Fredrikson & Byron, P.A.
                           900 Second Avenue South
                           Suite 1100
                           Minneapolis, MN 55402
                           Facsimile:  (612) 347-7077

If to Investor:

                  Digital Investors, L.L.C.
                  2620 S. Maryland Parkway, #309
                  Las Vegas, Nevada 89109

         WITH COPIES TO:

                           Amy Stowe Myers
                           2620 S. Maryland Parkway, #309
                           Las Vegas, Nevada 89109
                           Facsimile:  972-818-7343

or such other address as may be designated in writing hereafter, in the same manner, by such person.

         6.3 Amendment; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and each Investor; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         6.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, officers, directors, Company, successors, agents, servants, employees, attorneys, and assigns. This Agreement and any rights hereunder are freely assignable by Investor to the extent that any such assignee satisfies the conditions of Section 2.2 (b), (c), (d) and (e) hereinabove.

         6.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         6.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota without regard to the principles of conflicts of law thereof.

         6.8 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         6.9 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.10 Expenses. Each party hereto shall bear its own costs and expenses, including legal and accounting fees and expenses, incurred by them, or at their request or direction, in connection with the transactions contemplated hereunder.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its authorized representative and the Investor has caused this Agreement to be executed by its authorized representative.

COMPANY:

RSI SYSTEMS, INC.



-----------------------------------
By:      Richard Craven
Its:     Chairman


INVESTOR:

DIGITAL INVESTORS, L.L.C.



----------------------------------
By:
Its:

                                                                    EXHIBIT " C"

                          SHAREHOLDER VOTING AGREEMENT

         THIS AGREEMENT, effective this 23rd day of February, 2001, by and between Digital Investors, L.L.C., a limited liability company duly organized and existing pursuant to the laws of the state of Nevada (the "Investor"), Richard Craven ("Craven") and Byron Shaffer ("Shaffer") (Craven and Shaffer are hereinafter sometimes individually referred to as a "Shareholder" and collectively as the "Shareholders"), and RSI Systems, Inc., a corporation duly organized and existing pursuant to the laws of the state of Minnesota (the "Corporation").

                                  INTRODUCTION

         1. The Shareholders own an equity interest in the Corporation.

         2. The Investor has purchased an equity interest in the Corporation and has the right to nominate three (3) members to the Corporation's Board of Directors.

         3. The Investor, the Corporation, and the Shareholders have agreed to certain matters with respect to ensuring that the shares of the capital stock of the Corporation owned by the Shareholders will be voted in favor of Investors nominees to the Corporation's Board.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                      STOCK

         1.1 STOCK SUBJECT TO AGREEMENT. All of the shares of common stock, par value $0.01 per share, of the Corporation (the "Stock") owned by each of the Shareholders are made subject to the terms and provisions of this Agreement. Any additional Stock of the Corporation acquired by the Shareholders either by purchase, dividend or otherwise, shall be subject to this Agreement. Notwithstanding any other provision of this Agreement, this Agreement shall not prohibit or restrict in any manner the right of either Shareholder at any time to sell, transfer, pledge or otherwise dispose of any or all of the Stock owned by such Shareholder in each case free of the voting agreements and proxy set forth in this Agreement.

                                   ARTICLE II
                             NUMBER OF BOARD MEMBERS

         2.1 The Corporation hereby represents and warrants that it has taken all requisite action (corporate or otherwise) to increase the authorized number of directors of the Corporation to five (5) and to cause three individuals selected by Active Management, L.L.C. to be duly elected to the Board of Directors of the Corporation (the "Board"), effective as of the execution hereof.

                                   ARTICLE III
                            ELECTION OF BOARD MEMBERS

         3.1 From and at all times after the date hereof and until the expiration of this Agreement, Craven and Schaffer agree that they will vote (or cause to be voted) all shares of the Capital Stock of the Corporation now owned or held or hereafter acquired by them, directly or indirectly, so that:

                  (i) each of the three (3) persons identified by Investor or such other Person or Persons designated by Investor,(together with such other designated Persons, being referred to herein as the "Investor Representatives") as Investor's nominees to the Corporation's Board of Directors, at each election of the Corporation's; and

                  (ii) shall vote against any proposal to remove any Investor Representative as a Director (except in the case of any removal vote for cause).

In addition, the Corporation and the Shareholders shall take (or cause to be taken) all other necessary or desirable actions to ensure that the Investor Representatives are or remain as duly elected members of the Board. In no event shall the Shareholders, the Corporation, the Board or any other Person (other than Investor) have the power to remove the Investor Representatives from the Board (other than for cause) without the prior written consent of the Investor. In the event that the number of Directors constituting the entire Board of Directors shall be increased by vote of the Board of Directors beyond five (5), each of the Shareholders shall be entitled to vote freely for or against such other Director(s) in his sole discretion. This voting agreement shall constitute an irrevocable proxy during the term of this Shareholder Agreement. The voting agreement and irrevocable proxy of the Shareholders set forth herein shall be contingent upon the nominees of Investor being, in each case, reasonably acceptable to the Shareholders.

         3.2 In the event of the death, resignation or removal of any of the Investor Representatives at any time, or in the event any of the Investor Representatives shall not be elected to the Board at any election of directors for any reason, the Corporation shall, upon the request of the Investor, promptly (and in any event within five (5) days of such request) take such steps as may be necessary or appropriate to cause another Person designated by the Investor to become one of the Investor Representatives on the Board, including increasing the size of the Board and/or filling the resulting vacancy with an alternate Investor Representative. Such steps may include calling and holding, in accordance with the Bylaws of the Corporation and applicable laws, a special meeting of the Board or the shareholders of the Corporation or circulating a written consent for execution by members of the Board and/or the shareholders. To the extent that the Board delegates any of its duties to an executive committee or other committee, the AM Representative shall, upon the request of the Investor, be appointed to such committee.

         3.3 The Agreement set forth in this Section 3 is intended to constitute enforceable voting agreement within the scope of the General Corporation Law of the State of Minnesota.

                                   ARTICLE IV
                               OBSERVATION RIGHTS

         4.1 Without limiting any of the rights of the Investor in Article 3 hereinabove, if, at any time, less than three (3) Investor Representatives are serving on the Board for any reason, the Investor shall receive notice of and be entitled to have one (1) representative and one (1) advisor to such representative (or, at the Investor's election, two (2) representatives) attend as observers all meetings of the Board (except those portions thereof where confidential and non-public information will be disclosed or discussed) and of all committees thereof and at all meetings of the shareholders of the Corporation. Notice of such meetings shall be given to the Investor in the same manner and at the same time as to the members of the Board or such committees (which in any event shall not be less than forty-eight (48) hours prior to such meeting unless otherwise agreed to by the Investor in advance and in writing) and at the same time as to the shareholders of the Corporation, as the case may be. The Investor shall be provided with copies of (i) a meeting agenda, if any is prepared, (ii) all information that is provided to the members of the Board or such committees or to the shareholders of the Corporation (whether prior to, at, or subsequent to any such meetings), as the case may be, at the same time as such materials are provided to the members of the Board or such committee or to the shareholders of the Corporation, as the case may be, and (iii) copies of the minutes of all meetings of the Board and such committees and of all meetings of shareholders concurrently with the distribution of such minutes to one or more members of the Board or such committees or shareholders, as the case may be, but in no event later than forty-five (45) days after each such meeting.

                                    ARTICLE V
                                   TERMINATION

         5.1 TERMINATION. This Agreement shall terminate upon the occurrence of any of the following events:

         (a) The written agreement of all of the Shareholders and the Investor;

         (b)      The liquidation or dissolution of the Corporation;

         (c)      Bankruptcy or receivership of the Corporation;

         (d) The sale or other disposition by any of the Shareholders of all or substantially all of such Shareholder's Stock or the disposition by Investor (or its assigns) of all or substantially all of Investor's Stock;

         (e)      The Shareholder's death or disability of any Shareholder; or

         (f)      The third anniversary of the date of this agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 MODIFICATIONS. This Agreement may not be altered except by an instrument in writing signed by all of the parties hereto.

         6.2 SPECIFIC PERFORMANCE. It is further agreed that in view of the inability to value the damages to the Investor or Shareholders which might arise as a consequence of a breach of this Agreement by any party, each party shall be entitled to the remedy of specific performance and the breaching party or parties shall pay all reasonable costs, expenses and attorneys' fees incurred by any non-breaching party pursuing their remedy of specific performance or money damages.

         6.3 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule of any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision and all other provisions of this Agreement shall be enforceable in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         6.7 BINDING AGREEMENT. This Agreement, and the restrictions and rights granted hereunder, shall inure to the benefit of, and be binding and enforceable upon, the parties hereto, their estates, personal representatives, heirs, devisees, legatees, successors and permitted assigns. This Agreement shall be governed by the laws of the State of Minnesota.

         6.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties on different counterparts. This Agreement shall be effective and binding once one or more counterparts hereof are executed by each party hereto. All counterparts of this Agreement shall be deemed to constitute one and the same Agreement.

         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement the day and year first written above.


DIGITAL INVESTORS, L.L.C.



---------------------------------------
By:
         ------------------------------
Its:     Manager


---------------------------------------
By:      Richard Craven
Its:     Chairman


SHAREHOLDERS:



---------------------------------------
Richard Craven



---------------------------------------
Byron Shaffer

                                    EXHIBIT D

                              FAIRNESS OPINION MJSK

February 23, 2001

Board of Directors
RSI Systems, Inc.
5593 West 78th Street
Minneapolis, MN 55439

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of RSI Systems, Inc. (the "Company"), of the proposal to issue and sell ("Sale") 4,500,000 (four million five hundred thousand) common shares (par value $0.01 per share) to Digital Investors, L.L.C. ("Acquirer") at a purchase price of $0.35 (thirty five cents) per common share. The terms of the Sale are set forth in the Stock Purchase Agreement, dated February 23, 2001, by and among the Company and Acquirer (the "Agreement").

Miller Johnson Steichen Kinnard, Inc. ("MJSK"), as a customary part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings and secondary distributions of securities, private placements, and valuations for estate, corporate and other purposes. For our services in rendering this opinion, the Company will pay MJSK a fee and has also agreed to indemnify us against certain liabilities in connection with this engagement.

In arriving at our opinion, we have undertaken such reviews, analyses and inquiries as we deemed necessary and appropriate under the circumstances. Among other things, we have:

         (i)      Reviewed the latest draft of the Agreement;

         (ii) Reviewed the Annual Reports on Form 10-K for the Company for the four fiscal years ended June 30, 1997, June 30, 1998, June 30, 1999, and June 30, 2000;

         (iii) Reviewed the Quarterly Reports on Form 10-Q for the Company for the quarters ended September 30, 2000 and December 31, 2000;

         (iv) Conducted discussions with certain members of senior management of the Company concerning topics such as the financial condition, operating performance and balance sheet of the Company, and the prospects for the Company;

         (v) Reviewed the historical prices and trading activity for the Company Common Stock;

         (vi) Reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions that we deemed relevant;

         (vii) Performed discounted cash flow analysis on the five-year financial forecast for the Company absent of the Agreement, as furnished by the Company's management;

         (viii) Compared certain financial data of the Company with certain financial and securities data of companies we deemed similar to the Company;

         (ix) Compared premiums paid relative to recent public market pre-announcement trading prices of certain selected merger and acquisition transactions to the Company's implied premium; and

         (x)      Reviewed recent press releases concerning financial results.

Board of Directors                                             February 23, 2001
RSI Systems, Inc.                                              Page 2 of 2


We have, with your consent, relied upon and assumed the accuracy, completeness and fairness of the financial statements and other information provided by the Company or otherwise made available to us and have not assumed responsibility for independently verifying such information. In reliance upon the assurances of the Company management, we have assumed that the information provided pertaining to the Company has been prepared on a reasonable basis in accordance with industry practice and, with respect to financial planning data, reflects the best currently available estimates and judgment of the Company's management as to the expected future financial performance of the Company, and that the Company's management is not aware of any information or facts that would make the information provided to us incomplete or misleading. We have also assumed that there have been no material changes in the Company's assets, financial condition, results of operations, business or prospects since the date of the last financial statements or the date that other information was made available to us.

In arriving at our opinion, we have assumed that the Sale will be consummated on the terms set forth in the Agreement, have not performed any appraisals or valuations of specific assets or liabilities of the Company, have not been furnished with any such appraisals or valuations, have made no physical inspection of the properties or assets of the Company. In addition, we express no opinion regarding the liquidation value of the Company.

Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which either the Company or its affiliates is a party or may be subject and at the Company's direction and with its consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.

Our opinion is necessarily based upon information available to us and facts and circumstances and economic, market and other conditions as they exist and are subject to evaluation on the date hereof. Events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We are not expressing any opinion as to the prices at which shares of Company Common Stock have traded or at which such shares may trade at any future time.

This opinion is furnished pursuant to our engagement letter dated December 22, 2000. Except with respect to the use of this opinion in connection with the proxy statement relating to the Sale, this opinion may not be used or referred to by the Company or quoted or disclosed to any person in any manner without our prior written consent (which consent shall not be unreasonably withheld or delayed). We have not been asked to opine as to, and this opinion does not address the basic decision to proceed with or effect the Sale.

Based upon and subject to the foregoing, and based upon such other facts as we consider relevant, it is our opinion that, as of the date hereof, the consideration to be received by the Company pursuant to the Agreement is fair, from a financial point of view.

Sincerely,





Miller Johnson Steichen Kinnard, Inc.

                                    EXHIBIT E

                               MARKETING AGREEMENT

         THIS MARKETING AGREEMENT (the "Agreement") is entered into as of the 23rd day of February 2001, by and between RSI MARKETING, L.L.C., a limited liability company, duly organized and existing pursuant to the laws of the State of Nevada (hereinafter called "RSIM"), and RSI SYSTEMS, INC., a corporation duly organized and existing pursuant to the laws of the State of Minnesota (hereinafter called "RSIS").

                              W I T N E S S E T H:

         WHEREAS, RSIS is a manufacturer and distributor of light weight television quality video conferencing equipment; and

         WHEREAS, RSIS needs to develop a significant product awareness for its products through the promotion, merchandising and sale of its products and services through various marketing channels; and

         WHEREAS, RSIS desires to grant and assign to RSIM the exclusive marketing rights to market its products and services under the terms and conditions set forth herein.

         NOW THEREFORE, for and in consideration of the mutual understandings, covenants, promises and representations herein contained, and for other good and valuable consideration the receipt and sufficiency of which is acknowledged and stipulated by each party hereto, the parties hereto agree as follows:

                                   DEFINITIONS

         CHANGE IN CONTROL. As used herein, the term "Change in Control" shall mean a change in control of the nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, ("Exchange Act"); provided that, without limitation, such a change of control also shall be deemed to have occurred:

                  a. If any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly by the acquisition, or otherwise, of securities of RSIS representing fifty (50%) percent or more of the combined voting power of RSIS's then outstanding securities; or

                  b. A sale of all or substantially all of the assets of RSIS, other than to a subsidiary of RSIS; or

                  c. A merger or consolidation of RSIS, (other than (1) a consolidation or merger effected to change the state of incorporation of RSIS or (2) a consolidation or merger where either (i) the Company or any of its subsidiaries is the surviving entity or (ii) the shareholders of the RSIS prior to such consolidation or merger continue to own at least a majority in total of the voting securities of the surviving entity immediately following such consolidation or merger);

         END USER. As used herein, the term "End User" shall mean any person or entity that is sold Product, either for such End User's internal purposes and/or for further sale or lease to others.

         GAAP. As used herein, the term "GAAP shall mean generally accepted accounting principles, as in effect from time to time in the United States, consistently applied.

         GROSS RECEIPTS. As used herein, the term "Gross Receipts" shall mean that portion of Gross Sales that is actually received by RSIS, in cash or its equivalent.

         GROSS SALES. As used herein, the term "Gross Sales" shall mean the total compensation, monetary or otherwise, due to RSIS for any Product or any service provided by RSIS to any customer, client, or End User, for which commissions are payable pursuant to this Agreement. Gross Sales shall also specifically include, without limitation, any amounts charged to the customer for additional services in excess of the actual cost of Product sold at wholesale or retail, as the case may be, but shall exclude charges for freight, delivery, taxes, interest or insurance.

         INTELLECTUAL PROPERTY RIGHTS. As used herein the term "Intellectual Property Rights" means, collectively, all of the following worldwide intangible legal rights pertaining directly and primarily to the business of RSIS or any of its Products, including those existing or acquired by ownership, license or other legal operation, whether or not filed, perfected, registered or recorded, existing as of the date hereof in or to: (i) all patents, patent applications, patent disclosures and related patent rights, including any and all continuations, divisions, reissues, reexaminations, or extensions thereof which have been filed, issued or acquired by RSIS as of the date hereof, and all inventions conceived of or reduced to practice as of the date hereof (the "Patent Rights"); (ii) all copyrights, whether or not registered, owned by RSIS as of the date hereof, including all registrations and applications therefor and all moral rights relating thereto (the "Copyright Rights"); (iii) all trademarks, trade dress, trade names, logos, domain names, and service marks, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, reservations, and renewals in connection therewith; whether or not registered (the "Trademark Rights"); (iv) all trade secrets and know-how;
(v) all technology and other intellectual and proprietary rights; (vi) all rights relating to the protection of the foregoing; and (vii) all rights to sue or make any claims for any past, present or future infringement, misappropriation or unauthorized use of the any of the foregoing rights and the right to all income, royalties, damages and other payments that are now or may hereafter become due or payable with respect to any of the foregoing rights, including damages for past, present or future infringement, misappropriate or unauthorized use thereof.

         PERFORMANCE WARRANTS. As used herein, the term "Performance Warrants" shall mean each individual warrant granted by RSIS to RSIM hereunder in accordance with paragraph 4.2 A.

         PRODUCT OR PRODUCTS. As used herein, the term "Product" or "Products" shall mean all products and services offered for sale or lease by RSIS that are currently owned or hereafter purchased, developed or otherwise offered for sale or lease by RSIS. Product shall not include

Intellectual Property Rights related to any product or service. Currently RSIS offers products in the following two lines:

                           1.       MediaPro 384 Series
                           2.       Video Flyer Series

         TARGET DATE. As used herein, the term "Target Date" shall mean the guideline dates set forth in column B of the chart contained in paragraph 4.2(A)(i).

         TERRITORY. As used herein, the term "Territory" shall mean North
America.

                                    SECTION I
                          RETENTION OF MARKETING AGENT

         1.1 APPOINTMENT. Subject to the terms, conditions, exclusions and limitations set forth herein, RSIS hereby appoints RSIM as the exclusive marketing agent to advertise, market, promote and sell the Product throughout North America (the "Territory"), through all available channels, specifically including without limitation, direct sales, direct mail, cold calling, television media, print media, electronic media advertising, internet, cable and wireless media channels.

         1.2 COMMITMENT. RSIS hereby contracts with RSIM to provide, and RSIM hereby agrees to render, marketing services to RSIS, its officers, directors, managers, employees and such other persons and entities as RSIS may deem necessary or desirable with regard to the sale of RSIS's Products. RSIS recognizes RSIM's particular skill, experience, and expertise in providing marketing services including the development of long-term goals and strategic planning for the exploitation of RSIS's Products.

         1.3 STATUS. RSIM is and shall remain an independent contractor in its performance of this Agreement. Neither RSIM nor anyone directly or indirectly engaged or employed by RSIM shall thereby become the agent, representative, employee or servant of RSIS in the performance of the marketing services hereunder, and neither RSIS, RSIM, nor their employees shall make any representations to the contrary.

         1.4 EXCLUSIVITY. During the term of the Agreement, RSIM shall have the exclusive right to advertise, market, promote and sell the Product in the Territory through all channels. Said exclusivity will remain in full force and effect throughout the entire term of this Agreement. Nothing herein contained shall prohibit RSIS from undertaking on its own account, any marketing it may deem necessary. However, any association, group, organization, charity, entity, demographic target, or other segment of the general populace so marketed shall remain exclusive to RSIM and all Gross Sales generated from all sales, licensing or leasing, without regard to who markets such group or makes such sale, shall be included in the calculations of Gross Sales, Gross Sales Targets and Gross Receipts hereunder. Notwithstanding the foregoing, RSIM shall not receive credit for Gross Sales on any sale generated by existing RSIS resellers, OEM customers and the single End User a definitive and complete list of which is attached hereto as Schedule 1.4.

                                   SECTION II
                                 DUTIES OF RSIM

         2.1 MARKETING PLAN. RSIM shall develop and carryout a marketing campaign as it deems necessary or advisable in its sole discretion. In this regard, RSIM shall be solely responsible to develop sales and marketing materials, develop demographic customer profiles, and coordinate sales and marketing efforts through all available channels. In addition to the foregoing, RSIM shall provide such advice, assistance, and any other marketing services as RSIS and RSIM may agree from time to time during the term of this Agreement.

         2.2 EXPENSES. RSIM shall bear all costs of the operation of its business, including without limitation all office overhead, salaries, travel, entertainment and employee benefits.

                                   SECTION III
                                TERM OF AGREEMENT

         3.1 TERM. The Term of this Agreement shall commence on the effective date hereof and shall continue, unless otherwise terminated pursuant hereto, or extended by mutual agreement of the Parties, until December 31, 2002 (the "Termination Date"); provided however, notwithstanding any other provision of this Agreement, this Agreement shall not be terminated as to RSIS's obligations under Section IV of this Agreement.

                                   SECTION IV
                                  COMPENSATION

         4.1 COMMISSIONS. Throughout the term of this Agreement RSIS will pay to RSIM, without deduction for any taxes or similar assessment, commissions based upon the Gross Sales of the business of RSIS as follows:

                  All Commission payments shall be made on the 10th day of each month, in arrears, based upon the actual receipt of funds, on an invoice-by-invoice basis, by RSIS from its clients and customers or any other End User. All Commission payments hereunder shall be calculated as follows:

                  A. For Products Sold. Commissions shall be calculated pursuant to the Commission Schedule set forth on Exhibit "A" attached hereto.

                  B. For Peripheral Equipment, Service and Telecom Network Services Provided by RSIS. One half (1/2) of the difference between the actual cost of such equipment or network services provided by RSIS and the sales price of such equipment, service or network services. For the purposes of this paragraph 4.1B "Cost" shall mean actual material, labor, overhead and payments to third parties as determined in accordance with GAAP.

         4.2 EQUITY INCENTIVE COMPENSATION. In recognition of the peculiar skills to be contributed by RSIM to RSIS, and in addition to all commissions or other compensation payable hereunder, RSIM shall be entitled to receive Equity Incentive Compensation in such amounts and at such times as follows:

                  A. PERFORMANCE WARRANTS. By the execution hereof, RSIS irrevocably grants, sells, assigns, and conveys unto RSIM warrants to purchase shares of RSIS's common stock, $.01 par value per share at the exercise price of $.45 per share, with an exercise period of five years (Performance Warrants) in the amount set forth in the chart contained in the paragraph following immediately hereinbelow exercisable and not subject to cancellation upon the achievement of the Gross Sales Targets set forth in said chart. All Performance Warrants shall be identical in form and substance to the Warrant, attached hereto as Exhibit "A," with the exception of the number of shares and the expiration date.

                           (i) Upon the achievement of Gross Sales in the
                  amounts set forth hereinbelow, RSIS shall deliver the Warrant evidencing the Performance Warrants issued on this date, to RSIM in the corresponding amount for each Gross Sales Target met.

                  --------------------------------------------------------------

                           A                    B                    C

                  --------------------------------------------------------------

                  Gross Sales Target       Target Dates        Number of Shares
                  ------------------       ------------        ----------------

                  --------------------------------------------------------------

                    $  2,500,000        on or before 12/31/01      500,000
                  --------------------------------------------------------------

                    $  5,000,000        on or before 12/31/02      500,000
                  --------------------------------------------------------------

                           (ii) The foregoing warrants (Performance Warrants)
                  are independent of and in addition to each other grant contained herein. If RSIM meets or exceeds all Gross Sales Targets for each Target Date, the total number of shares for which warrants shall be issued pursuant to this paragraph 4.2(A) will be 1,000,000 shares.

                           (iii) All Performance Warrants are irrevocably
                  granted by the execution of this Agreement and no further action is necessary by RSIS in order for said warrants to be issued. The obligation of RSIS to deliver the warrants is unconditional and absolute upon the execution hereof. The sole future event to occur prior to the delivery of each Warrant to RSIM is the determination of the number of shares of each warrant that may be cancelled. If RSIM fails to generate at least seventy-five percent (75%) of either Gross Sales Target for any period, RSIS may terminate the agreement and cancel any unearned Warrants. If less than seventy-five percent (75%) of any Gross Sales Target is achieved and this Agreement is not cancelled, unearned Warrants for such Target period shall be cancelled. If at least seventy-five percent (75%) of any Gross Sales Target is achieved, the number of Warrants earned shall be prorated and all unearned Warrants for such Target period shall carry forward only if double the deficiency from the prior year Gross Sales Target is achieved in the next year. All warrants will no longer be subject to cancellation upon attainment of each Gross Sales

                  Target. The Target Date is a date on which performance will be measured (except that payment by the customer may be made after such date for purposes of computing a sale),, however, such dates are not expiration dates for any warrant issued nor are such dates maximum time constraints when any warrant shall be cancelled. In this regard, the Gross Sales Targets shall be both cumulative and retroactive. If one or more of the Gross Sales Targets are attained, all warrants issued therefor will immediately be non-cancelable irrespective of the passage of time or date. Similarly, if the Gross Sales Target for any one period is not met before the Target Date, but at least seventy-five percent (75%) of the Gross Sales Target was met, any warrants subject to cancellation issued therefor shall not be cancelled in any following period where double the amount of such deficiency in the Gross Sales Target is attained in addition to attaining the Gross Sales Target for such then current period.

                  PARTIAL CANCELLATION. All warrants are granted, issued and sold to RSIM by virtue of the execution hereof by RSIS. Said warrants shall be non-cancelable upon achievement of the Gross Sales Target listed hereinabove. Notwithstanding the foregoing, if in any one year period where the Gross Sales Target was not attained by the Target Date, but Gross Sales totaled at least seventy-five percent (75%) of such Gross Sales Target (i.e. 1,625,000 on or before December 31, 2001; or 3,750,000 on or before December 31, 2002), then the Performance Warrants granted hereby shall be non-cancelable in part. The number of shares for which said warrants shall be non-cancelable will be the ratio that the Gross Sales for the year ending on any such Target Date bears to the Gross Sales Target for such date applied to the number of warrant shares granted pursuant to each Performance Warrant for each period. For example, if the Initial Gross Sales Credits for the calendar year ending December 31, 2001 were $2,000,000 the first Performance Warrant to purchase 500,000 shares of common stock with the Target Date of December 31, 2001, would be non-cancelable for 400,000 shares. ($2,500,000 / 2,000,000 = .8 x 500,000 = 400,000). The
         remaining portion of the warrant for 100,000 shares would carryover to the following year pursuant to paragraph 4.2(A)(iii) hereinabove.

         4.3 IMMEDIATE VESTING. All warrants shall automatically be issued in their entirety not subject to cancellation upon (i) any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the RSIS, or any reorganization, consolidation, or merger of RSIS where the holders of RSIS's voting securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction or (ii) any of the events constituting a Change in Control of RSIS shall occur.

                                    SECTION V
                           REPORTING REQUIREMENTS AND
                                 RIGHT TO AUDIT

         5.1 Along with each Commission payment provided for herein, RSIS shall deliver a written statement of account to RSIM, at its respective notice addresses set forth herein or such other address as may from time to time be specified by RSIM, listing the Gross Sales and Gross Receipts during such period. Said statement shall be in such format and contain such information sufficient to allow RSIM to reconcile and track its performance and the amount of compensation it is entitled to hereunder. Said statement of account shall be accompanied by payment in full of the amount of Commissions then due and owing as well as any Equity Incentive Compensation that has vested as of such date.

         5.2 RSIS shall keep complete and accurate records and books of accounts containing all information required for the computation and verification of the amounts reported or to be paid hereunder. RSIS further agrees, upon the request of RSIM, and on reasonable notice to permit RSIM or any firm of independent accountants selected by RSIM, to have access during ordinary working hours to such records as may be necessary to audit with respect to any payment or report period ending prior to such request, the correctness of any report or payment made under this Agreement, or to obtain information as to the payments due for any such period in the case of failure to report or make payment pursuant to the terms of this Agreement.

         5.3 RSIS further agrees to cooperate with any such accountant and to provide all information reasonably requested by such accountant. RSIM shall deliver a true, correct, and complete copy of the accountant's written report to RSIS within ten (10) business days of the receipt thereof. If the accountant determines that RSIS has paid less than ninety-five percent (95%) of the sums due during the period under review, RSIS shall be responsible for the fees of the accountant; otherwise such fees shall be paid by RSIM. In the event it is determined that RSIS has paid less than all amounts due hereunder, it shall pay the deficiency within five (5) days after such determination. Additionally, if RSIM would be entitled to any additional Warrants as a result of such audit, RSIS shall immediately issue and deliver to RSIM a Warrant for such additional shares within said five (5) day period.

                                   SECTION VI
                         REPRESENTATIONS AND WARRANTIES

         6.1 RSIS represents and warrants to RSIM, its subsidiaries and its shareholders as follows:

                  a. DUE INCORPORATION AND QUALIFICATION. RSIS is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being and as heretofore conducted. RSIS is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification or authorization is required by law and in which the failure so to qualify or be authorized could have a material adverse effect on the business, assets, operations or condition (financial or otherwise) of RSIS taken as a whole.

                  b. AUTHORITY TO EXECUTE AND PERFORM AGREEMENTS. RSIS has the full legal right and power and capacity required to enter into, execute and deliver this Agreement and the other agreements, instruments and documents contemplated hereby and to perform fully its obligations hereunder. The Board of Directors of RSIS has duly and validly approved the execution, delivery, and performance of this Agreement by RSIS. No vote of the holders of the capital stock of RSIS is required for RSIS to enter into and perform its obligations under this Agreement and any other agreements contemplated hereby. This Agreement has been duly executed, delivered by, and is the valid and binding obligation of RSIS, enforceable in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors. The execution and delivery of this Agreement by RSIS, the consummation of the transactions contemplated hereby by RSIS and the performance by RSIS of this Agreement in accordance with its terms and conditions will not,
         (i) violate any provision of the corporate charter, by-laws or other corporate documents of RSIS as currently in effect; (ii) require the approval or consent of any governmental or regulatory body or any other person; or (iii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under any federal, state, local or foreign statute, regulation, order, judgment, writ, rule, regulation or decree applicable to RSIS or by which RSIS's assets may be bound or affected, or any instrument, option, lien, right, security interest, contract or other agreement to which RSIS is a party or by which any property of RSIS may be bound or subject.

                  c. OUTSTANDING CAPITAL STOCK OPTIONS OR OTHER RIGHTS. The Capital Stock of RSIS consists of 15,000,000 shares of Common Stock, .01 par value per share, of which 8,799,883 shares are currently issued and outstanding. All of the aforesaid issued and outstanding shares are duly authorized, validly issued, fully paid, and nonassessable. There is no outstanding right, subscription, warrant, call, preemptive right, option or other agreement of any kind to purchase or otherwise to receive from RSIS any shares of the capital stock or any other security of, or other proprietary interest in RSIS. Except as disclosed in
         Schedule 6.1 (c), there is no outstanding security of any kind convertible into such capital stock, security, or proprietary interest and there is no agreement or understanding with respect to the voting of the capital stock of RSIS.

                  d. ABILITY TO CONDUCT BUSINESS. RSIS owns all of the assets, intellectual property and proprietary rights necessary to conduct its current business and to continue to develop, market, distribute, use, license and sell its Products and to otherwise conduct its business in the manner in which the business is conducted by RSIS as of this date and as it is presently proposed to be conducted by RSIS in the foreseeable future.

                  e. INTEGRITY OF INTELLECTUAL PROPERTY None of the Intellectual Property Rights is registered in the name of anyone other than RSIS and no one other than RSIS has any interest therein or right thereto, including the right to royalty or other payments.

                                   SECTION VII
                         TERMINATION OF MARKETING AGENT

         7.1 TERMINATION BY RSIS. This Agreement may be terminated by RSIS at any time, upon notice to RSIM for "Cause." For this purpose, "Cause" is defined as follows:

                  a. BREACH. A material violation by RSIM of its duties as a marketing agent to RSIS, which are not remedied in a reasonable period of time (not to exceed sixty (60) days) after receipt of written notice from RSIS;

                  b. FAILURE TO MEET MINIMUM GROSS SALES TARGETS. RSIM shall fail to achieve a minimum of seventy-five (75%) of the Gross Sales Targets set forth in paragraph 4.2(A)(i) hereinabove on a cumulative basis.

         7.2 TERMINATION BY RSIM. RSIS acknowledges that its financial resources available to be devoted to marketing are limited. RSIS is actively seeking to raise additional capital in the amount of at least $1,500,000. In the event RSIS is not successful in completing a transaction (including a transaction with RSIM, an affiliate of RSIM or Digital Investors, L.L.C.) that results in a capital infusion of at least $1,500,000 on or before August 31, 2001, RSIM may terminate this Agreement.

         7.3 NOTICE OF TERMINATION. Any termination by RSIS shall be communicated by written Notice of Termination to RSIM. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision(s) in the Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the services of RSIM under the provision(s) so indicated.

         7.4 DATE OF TERMINATION. For purposes of this Agreement, "Date of Termination" shall mean:

                  Sixty (60) days following receipt by RSIM of the written Notice of Termination provided that if within thirty (30) days after any written Notice of Termination is given, RSIM notifies RSIS that a dispute exists concerning the termination the Date of Termination shall be the date on which the dispute is finally determined by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected); provided, however, that RSIM's action is finally adjudicated or arbitrated in favor of RSIM and against RSIS or RSIM's action is settled by written agreement of the parties.

         7.5 TERMINATION BY RSIS FOR CAUSE, RESIGNATION OR BY MUTUAL AGREEMENT. If RSIM and RSIS mutually agree to the termination of this Agreement, if RSIM voluntarily resigns, or RSIM is terminated by RSIS for Cause, then RSIM shall be entitled to all compensation earned through the date of such resignation or termination plus all Warrants earned pursuant to Section 4.2 of this Agreement, if any, and all Commissions earned pursuant to Section 4.1 of this Agreement and expense reimbursements, if any, from RSIS due under Section IV hereof.

         7.6 TERMINATION FOR REASONS OTHER THAN TERMINATION BY RSIS FOR CAUSE, RESIGNATION, OR MUTUAL AGREEMENT. If RSIS shall terminate RSIM's services without Cause, then RSIS shall pay RSIM the following amounts and deliver to RSIM the following Warrants:

                  a. A lump sum payment equal to the total Commissions earned by RSIM in the six (6) month period immediately preceding any such termination multiplied by the number of years, or portions thereof, remaining under this contract, including all extensions;

                  b. All warrants issuable pursuant to every provision of this agreement notwithstanding the achievement of any Gross Sales Target amount or the close of any period specified by any Target Date including all options that have not vested as of the date of termination;

                  c. RSIS shall also pay all indemnity payments and all legal fees and expenses incurred by RSIM as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement); and

                  d. RSIM shall not be required to mitigate the amount of any payment provided for in this section by seeking other employment or otherwise.

         7.7 TERMINATION. Notwithstanding the provisions of paragraph 7.5 hereinabove, either party shall have the right to terminate this Agreement with immediate effect if the other party shall default in the performance of any of its obligations hereunder and such default shall continue for a period of sixty
(60) days after receipt by the defaulting party of written notice of such default. Additionally, if either party shall make a general assignment for the benefit of creditors or shall become or be adjudicated a bankrupt, or shall voluntarily file a petition in bankruptcy, or file an answer admitting the material allegations of a petition filed against it for an adjudication in bankruptcy, or shall, by reason of its insolvency, apply for or suffer the appointment of a receiver of its property and assets and such receiver so appointed shall not be discharged within one hundred twenty (120) days after his appointment then in any such event the other party shall have the right immediately to terminate this Agreement by written notice to such party

         7.8 FORCE MAJEURE. Neither Party shall be deemed in default of its obligations hereunder for failure to perform due to reasons of force majeure, including, but not limited to acts of God, acts of public enemy, acts of the government of any country or state or political subdivision or any department or regulatory agency thereof or entity created thereby, quotas, embargoes, acts of any person engaged in subversive activity or sabotage, fires, floods, explosions or other catastrophes, epidemics, or quarantine restrictions, strikes or other labor stoppages, slow downs or disputes, unavailability of equipment or materials or any other cause beyond the control of such Party. The Party failing to perform shall provide the other Party with prompt notices to the possibility of such a cause of delay and shall use due diligence and all reasonable efforts to avoid and cure any such cause preventing performance so as to resume performance hereunder as soon as reasonably possible. Any suspension of performance by reason of this paragraph 7.8 shall be limited to the Calendar Quarter during which such cause exists. Force majeure shall not cause termination due to failure to achieve minimum performance or attainment of Gross Sales Targets, if any.

                                      VIII
                                 DUTIES OF RSIS

         8.1 Throughout the term of this Agreement, RSIS shall maintain the integrity of all Intellectual Property owned or developed by it with respect to its business. In addition, RSIS shall also be responsible for the following:

                  a. ENHANCEMENT. RSIS shall be responsible for maintaining and further developing all hardware and software necessary to create and enhance the Product. RSIS shall be responsible for maintaining Product integrity and upgrade the Product as needed to compete fairly with market trends and further developments.

                  b. CUSTOMER SERVICE. On all sales, licenses or leases of Product generated by or through the efforts of RSIM or otherwise, RSIS shall provide and be responsible for customer service, including installation, consultation, billing questions, returns and warranty inquiries. In order to provide efficient customer service, RSIS shall provide toll free telephone numbers, internet web page addresses and electronic mail account addresses to RSIM, which RSIM may in turn provide to all potential customers and clients. All warranty and inquiries and claims will be handled in accordance with the provisions of RSIS's current policies and procedures for such claims as may be amended by RSIS from time to time.

                  c. NONINTERFERENCE. RSIS agrees that it will use all reasonable efforts to aid RSIM in marketing the Product, including all modifications and improvements made thereto, and any other or similar product which it may develop, create, or invent, which falls within the terms of this Agreement.

                  d. EXPENSES. RSIS shall bear all costs, incurred in marketing the Product, including the cost of marketing materials; printing; video production; trade show participation; and advertising. RSIM shall conduct its duties and obligations created hereby consistent with RSIS' Board approved plan for the forthcoming year, which shall be a minimum of ten percent (10%) of projected sales for the year..

                                   SECTION IX
                              REPORTING OBLIGATION

         9.1 RSIM and RSIS hereby agree that RSIM shall only be responsible to, and shall be required to report only to the Board of Directors of RSIS, excluding directors who are appointed or elected as representatives of RSIM, Digital Investors, L.L.C., or any "affiliate" or "associate" of either of RSIM or Digital Investors, L.L.C.

                                        X
                              LICENSE OF TRADEMARK

         10.1 RSIS hereby grants to RSIM a non-exclusive, non-transferable right and license to utilize all trademarks and trade names related to the Product for the purpose of marketing and sale of the Product. The license rights granted hereunder may be transferred by RSIM only with the prior written consent of RSIS. RSIM agrees to use any such trade names and trademarks in all of its advertising consistent with and upholding the quality and image of RSIS. Such license shall terminate upon termination of this Agreement.

                                   SECTION XI
                               GENERAL PROVISIONS

         11.1 NOTICES. Any notice or other communication required or permitted hereunder shall be deemed given if in writing and delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by overnight air courier or facsimile transmission or, if mailed, two days after the date of deposit in the United States mails, as follows:

         IF TO RSIM:

                  2620 S. Maryland Parkway, #309
                  Las Vegas, Nevada 89109

                  WITH A COPY TO:

                           Amy Stowe Myers
                           2620 S. Maryland Parkway, #309
                           Las Vegas, Nevada 89109
                           Facsimile:  972-818-7343
         IF TO RSIS:

                  5555 West 78th Street, Suite F
                  Minneapolis, Minnesota 55439

                  WITH A COPY TO:

                           Robert Ribeiro
                           Fredrikson & Byron
                           900 Second Avenue South
                           Suite 1100
                           Minneapolis, Minnesota 55402-3397

         Any party may be given notice in accordance with this Section by any other party at another address or person for receipt of notices, if such party so designates such other person or address in writing in accordance with this
Section XI, paragraph 11.1.

         11.2 ENTIRE AGREEMENT. This Agreement (including any schedules or exhibits attached hereto) constitutes the entire understanding and agreement of the parties hereto, and supersedes any and all prior understandings or other agreements, either oral or in writing, if any, among such parties with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect thereto. Each party to this Agreement acknowledges that no representations, inducements, or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and no other agreement, statement or promise not contained in this Agreement shall be valid or binding. The parties hereto have had an opportunity to consult with their respective attorneys concerning the meaning and the import of this Agreement and each has read this Agreement, as signified by their signatures below, and is executing the same for the purposes and consideration herein expressed.

         11.3 WAIVERS. No delay on the part of any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

         11.4 VARIATIONS IN PRONOUNS. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender and vice versa, all singular words shall include the plural, and all plural words shall include the singular. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         11.5 EXHIBITS AND SCHEDULES. Any Exhibits and Schedules attached hereto are a part this Agreement as fully as if set forth herein. All references herein to Sections, subsections, clauses, Exhibits, and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. A reference to an article, section or exhibit will mean an article or section in, or an exhibit to, this Agreement, unless otherwise explicitly set forth. The titles and headings in this Agreement are for reference purposes only and will not in any manner limit the construction of this Agreement. For the purposes of such construction, this Agreement will be considered as a whole. The terms "including" and "include" as used in this Agreement will be deemed to include the phrase "without limitation."

         11.6 ATTORNEY'S FEES AND COSTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which it may be entitled.

         11.7 REPRESENTATION BY COUNSEL. Each party acknowledges that it has had the opportunity to be represented by separate independent counsel in the negotiation of this Agreement, that any such respective attorneys were of its own choosing, that each authorized representative has read this Agreement and that he understands its meaning and legal consequences to each party. The Parties warrant and represent that they have consulted with their attorney of choice concerning the execution, the meaning and the import of this Agreement, and each has read this Agreement and fully understands the terms hereof as signified by their signatures below, and are executing the same of their own free will for the purposes and consideration herein expressed. The Parties warrant and represent that they have had sufficient time to consider whether to enter into this Agreement and that they are relying solely on their own judgment and the advice of their own counsel in deciding to execute this Agreement. The Parties warrant and represent that they have read this Agreement in its entirety and have consulted with their attorney concerning the execution of this Agreement. If any or all Parties have chosen not to seek alternative counsel, said party or parties hereby acknowledge that he or they refrained from seeking alternative counsel entirely of his or their own volition and with full knowledge of the consequences of such a decision.

         11.8 TAX CONSULTATION. Each Party acknowledges that it has had the opportunity to and has consulted with their own separate independent accounting and tax advisors in connection with the accounting and tax treatment for the transactions contemplated hereby and the tax ramifications thereof. Each Party shall bear all risk in connection with the accounting and tax treatment of the transactions contemplated by this Agreement and no Party is relying on the other Party in connection with the same.

         11.9 PRESUMPTION AGAINST SCRIVENER. Each party waives the presumption that this Agreement is presumed to be in favor of the party which did not prepare it, in case of a dispute as to interpretation.

         11.10 CAPACITY. Each party represents and warrants that he has the authority to enter into this Agreement either on his own behalf or in an official capacity on behalf of a corporate party.

         11.11 ABSENCE OF THIRD PARTY BENEFICIARY RIGHTS. No provisions of this Agreement are intended, nor will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, partner or employee of any party hereto or any other person or entity, unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

         11.12 HEADINGS. The headings used in this Agreement are for administrative purposes only and do not constitute substantive matter to be considered in construing the terms and shall not affect the interpretation of this Agreement.

         11.13 FURTHER ASSURANCES. At any time and from time to time after the date hereof, at the request of either Party, and without further consideration, RSIM and RSIS will execute and deliver such other and further instruments and documents, and take such other action as the other Party may reasonably deem necessary, convenient or desirable in order to more effectively assist either Party in exercising all rights with respect thereto, and carrying out the business, duties, and obligations created by this Agreement.

         11.14 PARTIAL INVALIDITY. Each part of this Agreement is intended to be several. If any term, covenant, condition or provision hereof is illegal or invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Agreement and all such remaining parts hereto shall not be impaired or invalidated in any way, but shall be legal, valid and enforceable and have full force and effect as if the illegal, invalid, unenforceable part has not been included.

         11.15 LAW GOVERNING AGREEMENT. This Agreement is made and entered into and is to be at least partially performed in Dallas County, Texas. It shall be interpreted, construed and enforced and its construction and performance shall be governed by the laws of the State of

Texas applicable to agreements made and to be performed entirely within such State without regard to principles of conflicts of laws, except to the extent that Federal law may apply.

         11.16 AMENDMENTS. This Agreement may not be modified, amended, superceded, cancelled, renewed or extended, except in writing, signed by the party or parties to be bound thereby or signed by their respective attorneys.

         11.17 BINDING EFFECT AND ASSIGNMENT. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, officers, directors, shareholders, successors, agents, servants, employees, attorneys, and assigns. This Agreement and any rights hereunder are not assignable except by operation of law or by RSIM to any of its affiliates. Any other purported assignment shall be null and void. Notwithstanding the forgoing, all Warrants issued hereunder shall be freely assignable in accordance with the terms of each such Warrant

         11.18 COUNTERPARTS. This Agreement may be executed in several counterparts by one or more of the undersigned and all such counterparts so executed shall together be deemed and constitute one final Agreement, as if one document had been signed by all parties hereto; and each such counterpart shall be deemed an original, binding the parties subscribed hereto and multiple signature pages affixed to a single copy of this Agreement shall be deemed to be a fully executed original Agreement. Several counterparts consisting of multiple copies hereof each signed by less than all parties, but together signed by all parties shall constitute and be deemed a fully executed original Agreement.

         11.19 CORPORATE AUTHORITY. RSIS and RSIM represent and warrant to each other that each has previously taken the necessary corporate action authorizing the execution of this Agreement by their officer recited below.

         11.20 INDEPENDENT CONTRACTORS. This Agreement shall not constitute RSIS and RSIM as partners or joint ventures, nor shall RSIS or RSIM be the agent or legal representative of the other. Each of RSIS and RSIM is an independent contractor and neither shall make any representation to any other party to the contrary.

         IN WITNESS THEREOF, the undersigned have executed this Agreement effective as of the date first above written.

RSI SYSTEMS, INC.



-------------------------------------
By:      Richard Craven
Its:     Chairman

RSI MARKETING, L.L.C.



-------------------------------------
By:      Charles Gray
Its:     Manager

                                    EXHIBIT F

                       MANAGEMENT AND CONSULTING AGREEMENT

         THIS MANAGEMENT AND CONSULTING AGREEMENT (the "Agreement") is entered into effective as of the 1st day of February 2001, by and between ACTIVE MANAGEMENT, L.L.C., a 1imited 1iability company, duly organized and existing pursuant to the laws of the State of Nevada (hereinafter called "AM"), and RSI SYSTEMS, INC., a corporation duly organized and existing pursuant to the laws of the State of Minnesota (hereinafter called "RSIS" or the "Corporation).

                              W I T N E S S E T H:

         WHEREAS, RSIS is a manufacturer and distributor of video conferencing equipment; and

         WHEREAS, RSIS needs a qualified management team to adequately operate the business of RSIS; and

         WHEREAS, RSIS needs capital infusions and financing to further its business and carry out its business plan; and

         WHEREAS, RSIS desires to retain Active Management, L.L.C. as its exclusive agent to consult with and seek out potential investors and to recruit and hire senior personnel to operate the business of RSIS under the terms and conditions set forth herein.

         WHEREAS, the Board of Directors believe it to be in the best interest of all shareholders of the Corporation for the Corporation to enter into this Agreement; and

         NOW THEREFORE, for and in consideration of the mutual understandings, covenants, promises and representations herein contained, and for other good and valuable consideration the receipt and sufficiency of which is acknowledged and stipulated by each party hereto, the parties hereto agree as follows:

                                   DEFINITIONS

         CHANGE IN CONTROL. As used herein, the term "Change in Control" shall mean a change in control of the nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, ("Exchange Act"); provided that, without limitation, such a change of control also shall be deemed to have occurred:

                  a. If any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly by the acquisition, or otherwise, of securities of RSIS representing fifty (50%) percent or more of the combined voting power of RSIS's then outstanding securities; or

                  b. A sale of all or substantially all of the assets of RSIS, other than to a subsidiary of RSIS; or

                  c. A merger or consolidation of RSIS, (other than (1) a consolidation or merger effected to change the state of incorporation of RSIS or (2) a consolidation or merger where either (i) the Corporation or any of its subsidiaries is the surviving entity or (ii) the shareholders of the RSIS prior to such consolidation or merger continue to own at least a majority in total of the voting securities of the surviving entity immediately following such consolidation or merger);

         EBITDA. EBITDA shall mean, for any period, without duplication and determined on a consolidated basis and in accordance with GAAP; the sum of (A) Net Income (Loss), (B) interest expense (net of interest income) deducted in determining Net Income (Loss) (including, without limitation, cash interest, payment-in-kind interest and amortization of original issue discount), (C) the amount of Taxes deducted in determining Net Income (Loss), (D) the amount of depreciation and amortization expense deducted in determining Net Income (Loss), and (E) any extraordinary or unusual non-cash losses. However EBITDA shall not include any amounts paid to or received by RSIS with respect to its Intellectual Property Rights.

         INTELLECTUAL PROPERTY RIGHTS. As used herein the term "Intellectual Property Rights" means, collectively, all of the following worldwide intangible legal rights pertaining directly and primarily to the business of RSIS or any of its Products, including those existing or acquired by ownership, license or other legal operation, whether or not filed, perfected, registered or recorded, existing as of the date hereof in or to: (i) all patents, patent applications, patent disclosures and related patent rights, including any and all continuations, divisions, reissues, reexaminations, or extensions thereof which have been filed, issued or acquired by RSIS as of the date hereof, and all inventions conceived of or reduced to practice as of the date hereof (the "Patent Rights"); (ii) all copyrights, whether or not registered, owned by RSIS as of the date hereof, including all registrations and applications therefor and all moral rights relating thereto (the "Copyright Rights"); (iii) all trademarks, trade dress, trade names, logos, domain names, and service marks, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, reservations, and renewals in connection therewith; whether or not registered (the "Trademark Rights"); (iv) all trade secrets and know-how;
(v) all technology and other intellectual and proprietary rights; (vi) all rights relating to the protection of the foregoing; and (vii) all rights to sue or make any claims for any past, present or future infringement, misappropriation or unauthorized use of the any of the foregoing rights and the right to all income, royalties, damages and other payments that are now or may hereafter become due or payable with respect to any of the foregoing rights, including damages for past, present or future infringement, misappropriate or unauthorized use thereof.

         GAAP. As used herein, the term "GAAP" shall mean generally accepted accounting principles, as in effect from time to time in the United States, consistently applied.

         WARRANTS. As used herein, the term "Warrants" shall mean each individual warrant granted by RSIS to AM hereunder in accordance with paragraph
4.2 A.

                                    SECTION I
                               RETENTION OF AGENT

         1.1 APPOINTMENT. Subject to the terms, conditions, exclusions and limitations set forth herein, RSIS hereby appoints AM as its exclusive agent to recruit and hire senior personnel including, without limitation a chief financial officer, chief operating officer as well as qualified members to serve on the Board of Directors of the Corporation.

         1.2 CONSIDERATION. The Corporation specifically acknowledges the benefits of and consideration passing to it for and in consideration of this Agreement and that such consideration is actual and not a mere recital.

         1.3 STATUS. AM is and shall remain an independent contractor in its performance of this Agreement. Neither AM nor anyone directly or indirectly engaged or employed by AM shall thereby become the agent, representative, employee or servant of RSIS in the performance of the services hereunder, and neither RSIS, AM, nor their employees shall make any representations to the contrary.

                                   SECTION II
                                  DUTIES OF AM

         2.1 PERSONNEL. AM shall develop and carryout a recruiting campaign as it deems necessary or advisable in its sole discretion. In this regard, AM shall be solely responsible to search for and interview all potential senior management personnel as needed by RSIS for the effective operation of its business through all available channels. AM shall bear all costs of the operation of its business, including without limitation all office overhead, salaries, travel, entertainment and employee benefits.

         2.2 CONSULTING. AM hereby agrees to render, such consultation services to the Corporation, its officers, directors, managers, employees and such other persons and entities as the Corporation may deem necessary or desirable with regard to the Corporation's business, the development of long-term goals and strategic planning for raising necessary capital for implementing the business plan of the Corporation.

                                   SECTION III
                                TERM OF AGREEMENT

         3.1 TERM. The Term of this Agreement shall commence on the effective date hereof and shall continue, unless otherwise terminated pursuant hereto, or extended by mutual agreement of the Parties, until February 1, 2004 (the "Termination Date"); provided however, notwithstanding any other provision of this Agreement, this Agreement shall not be terminated as to RSIS's obligations under Section IV of this Agreement.

                                   SECTION IV
                                  COMPENSATION

         4.1 CONSULTING FEES. Throughout the term of this Agreement RSIS will pay to AM, without deduction for any taxes or similar assessment, a consulting fee of Five Hundred Dollars ($500) per month on the 1st day of each month, in advance.

         4.2 EQUITY COMPENSATION. In recognition of the peculiar skills to be contributed by AM to RSIS, and in addition to all consulting fees or other compensation payable hereunder, AM shall be entitled to receive Equity Compensation in such amounts and at such times as follows:

                  A. INITIAL WARRANT GRANT. By the execution hereof, RSIS irrevocably grants, sells, assigns, and conveys unto AM, a warrant to purchase 50,000 shares of its common stock, $0.01 par value per share, at the exercise price of $0.45 per share. The Warrant granted hereby shall vest upon execution hereof and shall be evidenced by that certain Warrant executed by RSIS in favor of AM of even date herewith, a true and correct copy of which is attached hereto as Exhibit "A."

                  B. PERFORMANCE WARRANT GRANTS. By the execution hereof, RSIS irrevocably grants, sells, assigns, and conveys unto AM warrants to purchase an additional 450,000 shares of RSIS's common stock, $0.01 par value per share at the exercise price of $0.45 per share (Performance Warrants), which shall vest for 37,500 shares quarterly beginning on the effective date hereof throughout the term of this Agreement. All Performance Warrants shall be issued in a separate Warrant within ten
         (10) days of the end of each quarter. Once any such Warrant is issued, it shall not be subject to cancellation for any reason whatsoever. All Performance Warrants shall be identical in form and substance to the Warrant, attached hereto as Exhibit "A," with the exception of the number of shares and the expiration date.

                           (1) EARLY ISSUANCE FOR ATTAINING CERTAIN FINANCIAL
                  GOALS. All Performance Warrants shall be issued immediately upon the Corporation achieving EBITDA in the amounts set forth in the chart contained in the paragraph following immediately hereinbelow exercisable upon the achievement of the EBITDA Targets set forth in said chart.

                  --------------------------------------------------------------------------------

                         A                           B                                 C

                  --------------------------------------------------------------------------------

                       EBITDA                  Target Dates                     Number of Shares
                       ------                  ------------                     ----------------

                  --------------------------------------------------------------------------------
                    $ 1,000,000     for the 12 month period ending 12/31/01         225,000
                  --------------------------------------------------------------------------------

                    $ 2,000,000     for the 12 month period ending 12/31/02         225,000
                  --------------------------------------------------------------------------------

                           (2) IMMEDIATE VESTING. All warrants shall
                  automatically be issued in their entirety not subject to cancellation upon (i) any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the RSIS, or any reorganization, consolidation, or merger of the RSIS where the holders of the RSIS's voting securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction or (ii) any of the events constituting a Change in Control of RSIS shall occur.

                  The foregoing warrants (Performance Warrants) are independent of and in addition to each other grant contained herein. The total number of shares for which warrants shall be issued pursuant to this paragraph 4.2(B) will be 450,000 shares in addition to the 50,000 shares issued pursuant to paragraph 4.2A.

                  All Performance Warrants are irrevocably granted by the execution of this Agreement and no further action is necessary by RSIS in order for said warrants to be issued. The obligation of RSIS to deliver the warrants is unconditional and absolute upon the execution hereof. The sole future event to occur prior to the delivery of each Warrant to AM is the determination of the date of delivery of such warrant to AM, and the number of shares for which such Warrant shall be issued. All Performance Warrants shall be issued in a separate Warrant within ten (10) days of the end of each quarter unless immediately issued and delivered upon attainment of an EBITDA Target. The Target Date is a guideline by which performance may be measured, however, such dates are not maximum time constraints before when any warrant shall be issued. In this regard, if one or more of the EBITDA Targets are attained, all warrants to be issued therefor will immediately be issued and delivered irrespective of the passage of time or date.

                                    SECTION V
                           REPORTING REQUIREMENTS AND
                                 RIGHT TO AUDIT

         5.1 RSIS shall keep complete and accurate records and books of accounts containing all information required for the computation and verification of the amounts of Warrants to be issued hereunder. RSIS further agrees, upon the request of AM, and on reasonable notice to permit AM or any firm of independent accountants mutually agreed to by RSIS and AM, to have access during ordinary working hours to such records as may be necessary to audit with respect to any payment or report period ending prior to such request, the correctness of any report or payment made under this Agreement, or to obtain information as to the Warrants to be issued for any such period in the case of failure to report or issue Warrants pursuant to the terms of this Agreement.

         5.2 RSIS further agrees to cooperate with any such accountant and to provide all information reasonably requested by such accountant. AM shall deliver a true, correct, and complete copy of the accountant's written report to RSIS within ten (10) business days of the receipt thereof. If the accountant determines that AM would be entitled to any additional Warrants as a result of such audit, RSIS shall immediately issue and deliver to AM Warrants for such additional shares within said five (5) day period, and RSIS shall be responsible for the fees of the accountant; otherwise such fees shall be paid by AM.

                                   SECTION VI
                         REPRESENTATIONS AND WARRANTIES

         6.1 RSIS represents and warrants to AM, its subsidiaries and its members as follows:

                  a. DUE INCORPORATION AND QUALIFICATION. RSIS is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being and as heretofore conducted. RSIS is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification or authorization is required by law and in which the failure so to qualify or be authorized could have a material adverse effect on the business, assets, operations or condition (financial or otherwise) of RSIS taken as a whole.

                  b. AUTHORITY TO EXECUTE AND PERFORM AGREEMENTS. RSIS has the full legal right and power and capacity required to enter into, execute and deliver this Agreement and the other agreements, instruments and documents contemplated hereby and to perform fully its obligations hereunder. The Board of Directors of RSIS has duly and validly approved the execution, delivery, and performance of this Agreement by RSIS. No vote of the holders of the capital stock of RSIS is required for RSIS to enter into and perform its obligations under this Agreement and any other agreements contemplated hereby. This Agreement has been duly executed, delivered by, and is the valid and binding obligation of RSIS, enforceable in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors. The execution and delivery of this Agreement by RSIS, the consummation of the transactions contemplated hereby by RSIS and the performance by RSIS of this Agreement in accordance with its terms and conditions will not, (i) violate any provision of the corporate charter, by-laws or other corporate documents of RSIS as currently in effect; (ii) require the approval or consent of any governmental or regulatory body or any other person; or (iii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under any federal, state, local or foreign statute, regulation, order, judgment, writ, rule, regulation or decree applicable to RSIS or by which RSIS's assets may be bound or affected, or any instrument, option, lien, right, security interest, contract or other agreement to which RSIS is a party or by which any property of RSIS may be bound or subject.

                  c. OUTSTANDING CAPITAL STOCK OPTIONS OR OTHER RIGHTS. The Capital Stock of RSIS consists of 15,000,000 shares of Common Stock, .01 par value per share, of which 8,799,883 shares are currently issued and outstanding. All of the aforesaid issued and outstanding shares are duly authorized, validly issued, fully paid, and nonassessable Except as disclosed in Schedule 6.1(c), there is no outstanding right, subscription, warrant, call, preemptive right, option or other agreement of any kind to purchase or otherwise to receive from RSIS any shares of the capital stock or any other security of, or other proprietary interest in RSIS. Except as disclosed in Schedule 6.1c, there is no outstanding security of any kind convertible into such capital stock, security, or proprietary interest and there is no agreement or understanding with respect to the voting of the capital stock of RSIS.

                  d. ABILITY TO CONDUCT BUSINESS. RSIS owns all of the assets, intellectual property and proprietary rights necessary to conduct its current business and to continue to develop, market, distribute, use, license and sell its Products and to otherwise conduct its business in the manner in which the business is conducted by RSIS as of this date and as it is presently proposed to be conducted by RSIS in the foreseeable future.

                  e. INTEGRITY OF INTELLECTUAL PROPERTY. None of the Intellectual Property Rights is registered in the name of anyone other than RSIS and no one other than RSIS has any interest therein or right thereto, including the right to royalty or other payments except Wells Fargo Business Credit, N.A. and Wells Fargo Bank MN, N.A. and rights claimed by Lucent Technologies to G.728 Algoritham.

                                   SECTION VII
                            TERMINATION OF AGREEMENT

         7.1 TERMINATION BY RSIS. This Agreement may be terminated by RSIS at any time, upon notice to AM for "Cause." For this purpose, "Cause" is defined as a material violation by AM of its duties which are not remedied in a reasonable period of time (not to exceed sixty (60) days) after receipt of written notice from RSIS.

         7.3 NOTICE OF TERMINATION. Any termination by RSIS shall be communicated by written Notice of Termination to AM. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision(s) in the Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the services of AM under the provision(s) so indicated.

         7.4 DATE OF TERMINATION. For purposes of this Agreement, "Date of Termination" shall mean:

                  Sixty (60) days following receipt by AM of the written Notice of Termination provided that if within thirty (30) days after any written Notice of Termination is given, AM notifies RSIS that a dispute exists concerning the termination. The Date of Termination shall be the date on which the dispute is finally determined by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected); provided, however, that AM's action is finally adjudicated or arbitrated in favor of AM and against RSIS or AM's action is settled by written agreement of the parties.

         7.5 TERMINATION BY RSIS FOR CAUSE, RESIGNATION OR BY MUTUAL AGREEMENT. If AM and RSIS mutually agree to the termination of this Agreement, if AM voluntarily resigns, or AM is terminated by RSIS for Cause, then AM shall be entitled to all compensation earned through the date of such resignation or termination plus all Warrants earned pursuant to Section 4.2 of this Agreement, if any, all applicable Commissions and expense reimbursements, if any, from RSIS due under Section IV hereof.

         7.6 TERMINATION FOR REASONS OTHER THAN TERMINATION BY RSIS FOR CAUSE, RESIGNATION, OR MUTUAL AGREEMENT. If RSIS shall terminate AM's services without Cause, then RSIS shall pay AM the following amounts and issue the following
Warrants:

                  a. A lump sum payment equal to the total consulting fees due for the number of years, or portions thereof, remaining under this Agreement, including all extensions;

                  b. All warrants issuable pursuant to every provision of this agreement notwithstanding the date of such termination or the achievement of any EBITDA amount or the close of any period specified by any Target Date including all options that have not vested as of the date of termination;

                  c. RSIS shall also pay all indemnity payments and all legal fees and expenses incurred by AM as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement); and

                  d. AM shall not be required to mitigate the amount of any payment provided for in this section by seeking other employment or otherwise.

         7.7 TERMINATION. Notwithstanding the provisions of paragraph 7.5 hereinabove, either party shall have the right to terminate this Agreement with immediate effect if the other party shall default in the performance of any of its obligations hereunder and such default shall continue for a period of sixty
(60) days after receipt by the defaulting party of written notice of such default. Additionally, if either party shall make a general assignment for the benefit of creditors or shall become or be adjudicated a bankrupt, or shall voluntarily file a petition in bankruptcy, or file an answer admitting the material allegations of a petition filed against it for an adjudication in bankruptcy, or shall, by reason of its insolvency, apply for or suffer the appointment of a receiver of its property and assets and such receiver so appointed shall not be discharged within one hundred twenty (120) days after his appointment then in any such event the other party shall have the right immediately to terminate this Agreement by written notice to such party

         7.8 FORCE MAJEURE. Neither Party shall be deemed in default of its obligations hereunder for failure to perform due to reasons of Force Majeure, including, but not limited to acts of God, acts of public enemy, acts of the government of any country or state or political subdivision or any department or regulatory agency thereof or entity created thereby, quotas, embargoes, acts of any person engaged in subversive activity or sabotage, fires, floods, explosions or other catastrophes, epidemics, or quarantine restrictions, strikes or other labor stoppages, slow downs or disputes, unavailability of equipment or materials or any other cause beyond the control of such Party. The Party failing to perform shall provide the other Party with prompt notices to the possibility of such a cause of delay and shall use due diligence and all reasonable efforts to avoid and cure any such cause preventing performance so as to resume performance hereunder as soon as reasonably possible. Any suspension of performance by reason of this paragraph
7.8 shall be limited to the calendar quarter during which such cause exists.

                                      VIII
                                 RIGHTS OF RSIS

         8.1 AM shall not have the authority to hire any employee of the Corporation or set or otherwise agree to any compensation package for any such employee. AM shall make recommendations to the Board who shall have the sole authority to appoint any officer or hire any employee on terms and conditions acceptable to the Board by majority consent.

                                   SECTION IX
                              REPORTING OBLIGATION

         9.1 AM and RSIS hereby agree that AM shall only be responsible to, and shall be required to report only to the Board of Directors of RSIS, excluding directors who are appointed or elected as representatives of AM, Digital Investors, Inc., or any "affiliate" or "associate" of either of AM or Digital Investors, Inc.

                                    SECTION X
                                  MISCELLANEOUS

         10.1 NOTICES. Any notice or other communication required or permitted hereunder shall be deemed given if in writing and delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by overnight air courier or facsimile transmission or, if mailed, two days after the date of deposit in the United States mails, as follows:

IF TO AM:

         Active Management, L.L.C.:
         2620 S. Maryland Parkway, #309
         Las Vegas, Nevada 89109

                  WITH COPY TO:

                           Amy Stowe Myers
                           2620 S. Maryland Parkway, #309
                           Las Vegas, Nevada 89109
                           Facsimile:  972-818-7343

IF TO THE CORPORATION:

         RSI Systems, Inc.
         5593 West 78th Street
         Minneapolis, Minnesota 55439

                  WITH A COPY TO:

                           Robert Ribeiro
                           Fredrikson & Byron
                           900 Second Avenue South
                           Suite 1100
                           Minneapolis, Minnesota 5402-3397
                           Facsimile  (612) 347-7077

Any party may be given notice in accordance with this Section by any other party at another address or person for receipt of notices, if such party so designates such other person or address in writing in accordance with this Section 10, paragraph 10.1.

         10.2 PARTIAL INVALIDITY. Each part of this Agreement is intended to be separate. If any term, covenant, condition or provision hereof is illegal or invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Agreement and all such remaining parts hereto shall not be impaired or invalidated in any way, but shall be legal, valid and enforceable and have full force and effect as if the illegal, invalid, unenforceable part has not been included.

         10.3 LAW GOVERNING AGREEMENT. This Agreement is made and entered into and is to be at least partially performed in Dallas County, Texas. It shall be interpreted, construed and enforced and its construction and performance shall be governed by the laws of the State of Texas applicable to Agreements made and to be performed entirely within such State without regard to principles of conflicts of laws, except to the extent that Federal law may apply.

         10.4 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and Agreement of the parties hereto, and supersedes any and all prior understandings or other Agreements, either oral or in writing, if any, among such parties with respect to the subject matter hereof and contains all of the covenants and Agreements between the parties with respect thereto. Each party to this Agreement acknowledges that no representations, inducements, or Agreements, oral or otherwise, have been made by such party, or anyone acting on behalf of such party, which are not embodied herein, and no other Agreement, statement or promise not contained in this Agreement shall be valid or binding. The parties hereto have had an opportunity to consult with their respective attorneys concerning the meaning and the import of this Agreement and each has read this Agreement, as signified by their signatures below, and is executing the same for the purposes and consideration herein expressed.

         10.5 WAIVERS. No delay on the part of any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach by any other party of any representation, warranty, covenant or Agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or Agreement contained in this Agreement (or in any other Agreement between the parties) as to which there is no inaccuracy or breach.

         10.6 TAX CONSULTATION. Each Party acknowledges that it has had the opportunity to and has consulted with their own separate independent accounting and tax advisors in connection with the accounting and tax treatment for the transactions contemplated hereby and the tax ramifications thereof. Each Party shall bear all risk in connection with the accounting and tax treatment of the transactions contemplated by this Agreement and no Party is relying on the other Party in connection with the same.

         10.7 VARIATIONS IN PRONOUNS. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender and vice versa, all singular words shall include the plural, and all plural words shall include the singular. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         10.8 HEADINGS. The headings used in this Agreement are for administrative purposes only and do not constitute substantive matter to be considered in construing the terms and shall not affect the interpretation of this Agreement. All references herein to Sections, subsections, and clauses, shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. A reference to an article or section will mean an article or section in this Agreement, unless otherwise explicitly set forth. The titles and headings in this Agreement are for reference purposes only and will not in any manner limit the construction of this Agreement. For the purposes of such construction, this Agreement will be considered as a whole. The terms "including" and "include" as used in this Agreement will be deemed to include the phrase "without limitation."

         10.9 ATTORNEY'S FEES AND COSTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements, but only from the offending party, in addition to any other relief to which it may be entitled.

         10.10 REPRESENTATION BY COUNSEL. Each party acknowledges that it has had the opportunity to be represented by separate independent counsel in the negotiation of this Agreement, that any such respective attorneys were of its own choosing, that each authorized representative has read this Agreement and that he understands its meaning and legal consequences to each party. Each Party warrants and represents that he has consulted with his attorney of choice, or voluntarily chose not to do so, concerning the execution, the meaning and the import of this Agreement, and has read this Agreement and fully understands the terms hereof as signified by his signature below, and is executing the same of his own free will for the purposes and consideration herein expressed. Each Party warrants and represents that he has had sufficient time to consider whether to enter into this Agreement and that he is relying solely on his own judgment and the advice of his own counsel, if any, in deciding to execute this Agreement. Each Party warrants and represents that he has read this Agreement in its entirety and has consulted with his attorney, if any concerning the execution of this Agreement. If any or all Parties have chosen not to seek counsel, said party or parties hereby acknowledge that he or they refrained from seeking counsel entirely of his or their own volition and with full knowledge of the consequences of such a decision.

         10.11 PRESUMPTION AGAINST SCRIVENER. Each party waives the presumption that this Agreement is presumed to be in favor of the party which did not prepare it, in case of a dispute as to interpretation.

         10.12 CAPACITY. Each party represents and warrants that he has the authority to enter into this Agreement either on his own behalf or in an official capacity on behalf of a corporate party.

         10.13 FURTHER ASSURANCES. At any time and from time to time after the date hereof, at the request of any Party, and without further consideration, every other party will execute and deliver such other and further instruments and documents, and take such other action as the other Party may reasonably deem necessary, convenient or desirable in order to more effectively assist any Party in exercising all rights with respect thereto, and carrying out the business, duties, and obligations created by this Agreement.

         10.14 AMENDMENTS. This Agreement may not be modified, amended, superceded, cancelled, renewed or extended, except in writing, signed by the party or parties to be bound thereby or signed by their respective attorneys.

         10.15 BINDING EFFECT AND ASSIGNMENT. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, officers, directors, Corporation, successors, agents, servants, employees, attorneys, and assigns. This Agreement and any rights hereunder are not assignable except by operation of law. Any other purported assignment shall be null and void. This Agreement shall inure to the benefit of and bind the Parties hereto and their respective legal representatives, successors, and permitted assigns. Notwithstanding the forgoing, all Warrants issued hereunder shall be freely assignable in accordance with the terms of each such Warrant.

         10.16 COUNTERPARTS. This Agreement may be executed in several counterparts by one or more of the undersigned and all such counterparts so executed shall together be deemed and constitute one final Agreement, as if one document had been signed by all parties hereto; and each such counterpart shall be deemed an original, binding the parties subscribed hereto and multiple signature pages affixed to a single copy of this Agreement shall be deemed to be a fully executed original Agreement. Several counterparts consisting of multiple copies hereof each signed by less than all parties, but together signed by all parties shall constitute and be deemed a fully executed original Agreement.

         10.17 CORPORATE AUTHORITY. RSIS and Active Management, L.L.C. represent and warrant to each other that each has previously taken the necessary corporate or similar action authorizing the execution of this Agreement and the undertakings to be accomplished hereunder by their officer recited below.

         IN WITNESS THEREOF, the undersigned have executed this Agreement effective as of the date first above written.

RSI SYSTEMS, INC.



-------------------------------------
By:      Richard Craven
Its:     Chairman

ACTIVE MANAGEMENT, L.L.C.



-------------------------------------
By:      John Harris
Its:     Manager

                                PRELIMINARY COPY

                                RSI SYSTEMS, INC.
                            PROXY FOR SPECIAL MEETING
                           Of Shareholders To Be Held
                             [______________], 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


         The undersigned hereby appoints Richard F. Craven and John C. Harris, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of RSI Systems, Inc. registered in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at the Company's headquarters at 5593 West 78th Street in Edina, Minnesota, at 3:30 p.m. on May ___, 2001, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

                     RSI SYSTEMS, INC. 2001 SPECIAL MEETING
    The Board of Directors recommends that you vote FOR each proposal below.


1. Adopt and approve the Agreement and Plan of Merger ("Agreement") by and between the Company and ("Viseon"), dated April 9, 2001, pursuant to which the Company will be merged with and into Viseon.

                                        [ ]  FOR     [ ] AGAINST     [ ] ABSTAIN


2. Approve the transactions contemplated under the Stock Purchase Agreement, dated as of February 23, 2001, between the Company and Digital Investors, L.L.C.

                                        [ ]  FOR     [ ] AGAINST     [ ] ABSTAIN


Check appropriate box.
Indicate changes below:

Address Change? [ ]   Name Change? [ ]   Date____________    NO. OF SHARES

                Attending Meeting? [ ]  [______________________________________]
                                        Signature(s) in Box
                                        PLEASE DATE AND SIGN ABOVE
                                        exactly as name appears at the left
                                        indicating, where appropriate, official
                                        position or representative capacity. For stock held in joint tenancy, each joint tenant should sign.